(LOGO)
                                                       DEUTSCHE ASSET MANAGEMENT
                                                               [GRAPHIC OMITTED]


                              Mutual Fund
                                 Semi-Annual Report
                                     April 30, 2001

European Equity Fund
International Select Equity Fund
International Small Cap Equity Fund
Emerging Markets Equity Fund

                                                 (LOGO)
                                                 A Member of the
                                                 DEUTSCHE BANK GROUP
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International Equity Funds
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ........................................  3

              INTERNATIONAL EQUITY FUNDS
                 Schedule of Investments .................................... 21
                 Statements of Assets and Liabilities ....................... 30
                 Statements of Operations ................................... 32
                 Statements of Changes in Net Assets ........................ 34
                 Financial Highlights ....................................... 36
                 Notes to Financial Statements .............................. 49

               --------------------------------------------------
               Each Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. Each Fund is subject to investment risks, including possible loss of principal amount invested.
               --------------------------------------------------

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                                        2
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International Equity Funds
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LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o EUROPEAN EQUITY FUND

We are pleased to present you with this semi-annual report for the European Equity Fund (the 'Fund'). It provides a review of the markets, the Portfolio and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings for the six-month period ended April 30, 2001.

We are also pleased to announce that Morningstar(R) continued to recognize the Fund for its strong investment performance. In fact, the Fund maintained the highest Overall Morningstar Rating(TM) (five stars) based on its risk-adjusted performance. 1 As of April 30, 2001, the European Equity Fund's Institutional Class was rated five stars out of 1,309 International Equity Funds.

MARKET ACTIVITY
The downward pressure on world equity markets that had begun in March 2000 continued through most of the semi-annual period as concerns over the outlook for corporate profitability dominated.

Following a series of interest rate increases in the year 2000 by the US, European and Japanese central banks, the US Federal Reserve Board began to lower interest rates in early 2001, as data began to indicate a slowing US economy. The Federal Reserve Board's actions were followed in kind by most central banks, with the notable exception of the European Central Bank.

The NASDAQ Composite Index fell through the semi-annual period, as corporate profit warnings were rampant and investors believed that valuations remained stretched within the high growth Information Technology and Telecommunications sectors. The collapse of the Internet bubble in the US markets led to a significant decline in Technology, Media and Telecommunications (TMT) stocks internationally. Investors sought more traditionally value-oriented, defensive companies with stable earnings and cash flow.

Europe overall returned -7.00% in US dollar terms for the six months ended April 30, 2001. The UK outperformed continental Europe, returning -6.28% in US dollar terms versus -7.13% in US dollar terms for Europe ex-UK. Europe was largely able to avoid the impact of the slowdown in the US economy, as secular change there underpinned modest regional growth. Consumer confidence remained fairly robust in the face of personal income tax rate reductions and continued progress on unemployment. However, headline inflation remained above the European Central Bank's target, which led it to maintain interest rates despite pressure from corporations to spur incrementally higher economic growth. Further, slowing GDP, a weak euro and corporate profitability concerns led to further deterioration in some of the highly valued growth names, particularly in the TMT sectors.

Equity market results across the region were spotty over the six months, with the second tier economies of Portugal and Spain posting better returns than core nations such as Germany. Ireland was also one of the better performing equity markets during the semi-annual period, with returns in positive territory. Pharmaceutical companies such as Elan and Financial companies such as Bank of Ireland had resilient profit growth and seemingly more sustainable prospects. While the UK's returns were in negative territory for the semi-annual period, it performed comparatively well due to the predominance in its equity market of more defensive sectors. Nevertheless, the Telecommunications sector

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1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk adjusted performance. As of 4/30/01, European Equity Fund was rated five stars among 1,309 International Equity Funds for the three-year period. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Fund was rated exclusively against US-domiciled funds. Ratings are for the Institutional Class only; other classes may vary.
THE FUND'S PERFORMANCE IN 2000 WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.

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International Equity Funds
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LETTER TO SHAREHOLDERS

dragged down returns, and Information Technology companies such as Logica and Energis fell on profitability concerns. Sweden and Finland were two of the worst performing markets within Europe, falling 24.69% and 16.35%, respectively. These equity markets were weighed down primarily by their concentration of Telecommunications companies. Bellwethers Ericsson and Nokia both suffered due to declining demand for mobile phones and concerns regarding a delay in the deployment of next generation equipment.


Emerging Europe overall was off 17.43% in US dollar terms for the first half of the fiscal year. Turkey was the worst performer in the region, as its inflation rates soared to unprecedented levels after its currency devaluation. Poland was one of the better performers, supported by improving economic conditions and decreasing unemployment. In Russia, strong oil revenues drove returns for several companies, including Surgutneftegas.

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 COUNTRY ALLOCATION                                            Percent Held
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   United Kingdom ..............................................   17.77%
   France ......................................................   17.35
   Italy .......................................................   13.84
   Netherlands .................................................    8.14
   Germany .....................................................    7.81
   Spain .......................................................    7.04
   Ireland .....................................................    4.59
   Denmark .....................................................    3.42
   Sweden ......................................................    3.33
   Other .......................................................   16.71
                                                                  ------
                                                                  100.00%
                                                                  ======

INVESTMENT REVIEW
The European Equity Fund's Institutional Class produced a return of -9.97% for the six months ended April 30, 2001, outperforming the -10.16% return of the Lipper European Region Funds Average but underperforming the -7.00% return of the Morgan Stanley Capital International ('MSCI') Europe Index.

--------------------------------------------------------------------------------------------------------------------------
                                                                        CUMULATIVE                        AVERAGE ANNUAL
                                                                     TOTAL RETURNS                         TOTAL RETURNS

   Periods Ended                           6 Months     1 Year  3 Years      Since       1 Year    3 Years         Since
   April 30, 2001                                                        Inception                             Inception
--------------------------------------------------------------------------------------------------------------------------
 European Equity Fund 1
   Institutional Class (inception 9/3/96)   (9.97)%   (10.56)%  150.44%    307.86%     (10.56)%     35.80%        35.26%
   Investment Class (inception 12/23/99)    (9.96)%   (10.69)%      --      66.84%     (10.69)%        --         46.00%
--------------------------------------------------------------------------------------------------------------------------
 MSCI Europe Index 2                        (7.00)%   (13.21)%    1.42%     73.24% 4   (13.21)%      0.47%        12.50% 4
--------------------------------------------------------------------------------------------------------------------------
 Lipper European Region
   Funds Average 3                         (10.16)%   (17.48)%    3.63%     61.33% 4   (17.48)%      0.80%        10.56% 4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE.
  RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
THE FUND'S PERFORMANCE IN 2000 WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) DURING A PERIOD
WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE
INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO
BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000.
2 The MSCI Europe Index is an unmanaged index representative of major markets in Europe. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc.
  as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning August 31, 1996.

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                                        4
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International Equity Funds
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LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2001
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------
   Elan Corp. Plc ADR ..............................................  2.04%
   ENI SPA. ........................................................  1.99
   Saipem SPA ......................................................  1.78
   Peugeot SA ......................................................  1.76
   GlaxoSmithKline Plc .............................................  1.75
   Total Fina SA ...................................................  1.72
   Koninklijke Ahold NV ............................................  1.70
   Barclays Plc ....................................................  1.68
   Reckitt & Benckiser Plc .........................................  1.66
   Royal Bank of Scotland Group Plc ................................  1.63

The Fund's performance was primarily due to its underweighted position in TMT sectors during the month of April. For most of the semi-annual period, this underweighted position was a prudent one, as many of the stocks in the portfolio were subject to substantial volatility in the equity markets and poor earnings visibility. As investors sought stability, growth-oriented stocks struggled, and stocks with more defensive characteristics outperformed.

We maintained our preference for continental Europe with an overweighting, as tax and structural reforms continued to underpin growth there. The Fund remained underweight in the United Kingdom. However, as valuations fell to more attractive levels over the period, we began to selectively increase the Fund's weighting in the UK. Early in 2001, we increased the Fund's weightings in the European emerging markets, specifically adding to positions in Russia, Hungary and Poland.

For most of the semi-annual period, we maintained the Fund's overweighting in the Financial sector, with a preference for banks over insurers. We reduced the Fund's position in insurers, as valuations in the insurance industry began to appear stretched. We took profits in several stocks, including Riunione Adriatrica di Sicurta and Assicurazioni Generali. We increased the Fund's positions in several Spanish and Italian retail banks, including Banca Intesa, Banco Popular and Banco Bilbao Vizcaya. The Fund's weightings in banks within the European emerging markets were also increased. We established positions in Hungary's OTP Bank and Poland's Powszechny Bank and increased the Fund's position in Croatia's Zagrebacka Bank. Toward the end of the period, we somewhat reduced the Fund's weighting in the Financial sector.

The Fund remained underweight in the volatile Technology and Telecommunications sectors, although we sought to take advantage of pockets of attractive opportunities. Within Technology, semiconductors saw a recovery from their depressed valuation levels. While the demand outlook remained a concern, production efficiencies protected profitability through the down cycle. We established a position in Infineon Technologies, a leader in the semiconductor industry, which appeared to benefit from the additional liquidity the US interest rate cuts provided to the region. On the other hand, we saw little value in software and information technology hardware stocks and stayed significantly underweight in these sub-sectors.

After a period of sustained poor performance, Telecommunications stocks benefited from a sector rotation and rallied in January 2001, as surprise interest rate cuts led to the belief that a return to higher growth sectors was imminent. While the sector underperformed in February and March, certain stocks rebounded again during April. As Telecommunications valuations appeared to reach attractive levels, we made additions to the sector toward the end of the period. The Fund established positions in Portugal Telecom and Orange, and we continued to hold a position in Vodafone. Lower capital expenditures and unattractive valuations led us to reduce the Fund's exposure to the Telecommunications equipment industry.

Declining interest rates and attractive valuations led us to increase the Fund's weightings in the Media sector. The Fund established a position in Vivendi, a leader in the Media sector with attractive prospects and limited exposure to declining advertising revenues.

We maintained the Fund's overweighting in the Energy sector. The Fund's position in Total Fina Elf was reduced after a period of strong performance, but it remained a core holding, as cost savings from a three-way merger continued to come through. BP Amoco was another core holding, with significant exposure to the strongly performing natural gas market. We increased the Fund's position in ENI. The Italian oil and gas company continued to deliver strong earnings growth. As oil and gas prices are expected to remain high throughout the summer as demand continues to outstrip supply, the Fund established a position in oil-service stock Saipem. We believe this Italian company should be a beneficiary of increased capital spending by the oil majors.

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International Equity Funds
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LETTER TO SHAREHOLDERS

We modestly increased the Fund's exposure to defensive growth stocks. The Fund maintained its position in Pharmaceutical company Elan and Consumer Staples company Ahold, as increased profitability in both companies as well as stable growth expectations kept both stocks attractive. Toward the end of the period, declining interest rates and attractive valuations led us to increase the Fund's weightings in the Consumer Discretionary sector.

MANAGER OUTLOOK
In our view, clear signs of an economic slowdown are evident across the globe. Leading indicators, notably those compiled by the Organization for Economic Cooperation and Development (OECD), and corporate earnings revision data remain firmly in negative territory. The key issue to monitor is when the inevitable recovery will occur. We believe that global GDP growth is likely to remain sluggish through much of 2001, but that leading indicators may begin to turn up over the next few months and signal a recovery for 2002. Not only do the dynamics of the leading indicators themselves support this view but so, too, do the forces that led to the downturn in the first place--namely, higher interest rates and energy prices, both of which have gone into reverse.

In Europe, there is mounting evidence that the impact of the US and global economic slowdown is now being felt in its industrial production and external trade balance. Euroland has been well shielded by a number of factors, such as the weak euro, fiscal stimulus and lower exposure to equity volatility. However, further deceleration during the second calendar quarter is expected before global monetary easing and inventory adjustments permit some recovery in the third quarter. Tax reductions and abating inflation are also expected to help boost corporate profitability during the second half of 2001. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward, especially if the economy slows more than expected and inflation moves below 2% in 2002. Expectations are that the European Central Bank will initiate interest rate cuts some time during the latter half of 2001.

On balance, Europe's Industrial sector looks likely to skirt recession in the near term. Service sector growth will likely support GDP growth, although the rapid deterioration in corporations' borrowing requirements indicate that business investment could disappoint.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the European Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

                    /s/  MICHAEL LEVY

                    /s/  CAROLINE ALTMANN

                    /s/  CLARE BRODY

                    /s/  MATTHIAS KNERR

                    /s/  OLIVER KRATZ

Michael Levy, Caroline Altmann, Clare Brody,
Matthias Knerr and Oliver Kratz
Portfolio Managers of the EUROPEAN EQUITY PORTFOLIO
April 30, 2001

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                                        6
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International Equity Funds
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LETTER TO SHAREHOLDERS

INTERNATIONAL EQUITY FUNDS
o INTERNATIONAL SELECT EQUITY FUND
o INTERNATIONAL SMALL CAP EQUITY FUND
o EMERGING MARKETS EQUITY FUND

We are pleased to present you with this semi-annual report for the International Select Equity Fund, International Small Cap Equity Fund and Emerging Markets Equity Fund (the 'Funds').

We are also pleased to announce that Morningstar(R) continued to recognize several of the Funds for their investment performance. Most notably, the International Select Equity Fund maintained the highest Overall Morningstar Rating(TM) (five stars) based on its risk-adjusted performance. 1 As of April 30, 2001, the International Select Equity Fund's Institutional Class was rated five stars out of 1,309 International Equity Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six-month period ended April 30, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/s/  ALEX J.H. TEDDER
Alex J.H. Tedder, Portfolio Manager of
INTERNATIONAL SELECT EQUITY FUND

/s/  MATTHEW LINSEY
Matthew Linsey, Portfolio Manager of
EMERGING MARKETS EQUITY FUND

/s/  RICHARD CURLING
Richard Curling, Portfolio Manager of
INTERNATIONAL SMALL CAP EQUITY FUND

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MARKET REVIEW
International equity markets were characterized by extreme volatility during the semi-annual period ended April 30, 2001. Despite pronounced rallies in January and in April, all major international equity markets ended the period lower overall. Growth stocks generally, and those in the Technology, Media and Telecommunications (TMT) sectors particularly, suffered massive corrections during the last months of 2000, as investors feared the prospects for capital spending against a background of rapidly falling business confidence and increasing signs of a sharp slowdown in the US economy. Problems were compounded by a series of corporate profit warnings from heavyweight companies in key Technology sectors in both the US and in Europe. Interest rate cuts by the US Federal Reserve Board served to provide relief to battered markets early in 2001, but the recovery proved to be temporary as a wave of poor earnings announcements and earnings estimate downgrades forced stocks lower.

The Japanese equity market was especially turbulent. At the end of 2000, the Japanese equity market was rocked by continued corporate profit warnings in the US, a lack of market liquidity at home caused by heavy net selling by foreign and domestic investors, and concerns over a

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Fund's three-, five- and ten-year (if applicable) risk adjusted performance. As of 4/30/01, International Select Equity Fund was rated five stars among 1,309 and 828 International Equity Funds for the 3- and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Fund was rated exclusively against US domiciled funds. Ratings are for the Institutional Class only; other classes may vary.

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International Equity Funds
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LETTER TO SHAREHOLDERS

stalling domestic economic recovery. The small cap sector declined further than the broader market. There was a strong rebound in the Japanese small cap equity market during January, as trading volumes picked up and prices rose. The large cap market did not rebound as sharply, dragged down by the lack of domestic and US economic stability and fears over increased cross shareholding unwinding. (Cross shareholding is a traditional practice under which shares of a company are held mutually through a subsidiary, affiliated company and/or business partner.)

Both the large and small cap Japanese equity markets finished weak in February and then hit a low around the middle of March against a backdrop of deflationary fears, political uncertainty and the collapse of the NASDAQ Composite Index. 1 Investors then welcomed the Bank of Japan's reinstitution of its zero interest rate policy, which led to a surge in stock prices. After another dip at the end of March, the Japanese equity markets showed considerable strength in April, as a number of positive international and domestic developments emerged. The markets were buoyed by the US Federal Reserve Board's surprise interest rate cut on April 18th, which prompted a rebound in global equities and a stronger yen. The Japanese markets were also boosted by the election of reformist Koizumi as Prime Minister. Even TMT stocks rebounded.

Emerging equity markets fell 7.38% in US dollar terms for the semi-annual period, but still outperformed most developed markets. Most emerging markets were affected by global themes rather than domestic factors. These included the continued weakness of TMT stocks and growing evidence of a US economic slowdown. Asian markets, in particular, were hit by stock volatility, given their sensitivity to rising oil prices and a deteriorating Information Technology cycle. Latin American markets overall performed strongly, with both Mexico and Venezuela benefiting from higher oil prices. Emerging Europe, off 17.43% in US dollar terms for the first half of the fiscal year, proved to be less resilient. The euro's relentless decline had a negative impact on the region, but the primary factor leading these markets lower was the economic and political instability in Turkey, culminating in the devaluation of its lira in February. The South African market performed well, due to its low exposure to TMT stocks and its heavy exposure to Resource stocks.

o INTERNATIONAL SELECT EQUITY FUND
The International Select Equity Fund Institutional Class produced a return of -9.76% for the six months ended April 30, 2001, as compared to -8.11% for the Morgan Stanley Capital International ('MSCI') EAFE Index in US dollar terms. The Fund closely tracked the Lipper International Equity Funds Average return of -9.48% for the same period. In an environment of great uncertainty, we continued to focus on those stocks we believed to offer relative value and security. Using our bottom-up stock selection process, our policy has consistently been to seek to limit volatility without compromising the overall growth bias of the portfolio. This strategy led to mixed results.

For example, having reduced the Fund's exposure to TMT stocks during the last fiscal year, the portfolio was more defensively positioned at the start of this semi-annual period. On the basis of attractive valuations, we also added several non-TMT stocks to the portfolio during the semi-annual period. Each performed well and together provided a solid, comparatively low-risk core to the portfolio as a whole. These stocks included Lonmin (UK mining company), Nestle (Swiss food manufacturer), Ahold (Netherlands food retailer), Kao Corp (Japanese food retailer), Daito Trust (Japanese real estate company), Henkel (German chemical company), Essilor (French specialty medical company), Banyu Pharmaceutical (Japanese pharmaceutical company), and Suez Lyonnaise (French utilities company).

On the other hand, we maintained several positions in the TMT sector, where we believed there to be a solid valuation case. In hindsight, we would have been better to pass on the sector completely. Our decision to hold a position in Terra Networks, the Spanish Internet portal, proved costly. At the time of purchase during the fourth calendar quarter, the stock had already fallen approximately 80% from its peak in March 2000. Implicit returns on a two to three year view appeared low. However, it rapidly became clear that the advertising-based portal business model on which Terra Networks was founded was far from concrete. We sold the stock at a loss, but the decision was prudent, as the stock price fell even further after our sale date. The same conclusion

--------------------------------------------------------------------------------
1 NASDAQ Composite Index is an unmanaged market index that measures all domestic and non-US-based securities.

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International Equity Funds
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LETTER TO SHAREHOLDERS

to sell was reached for KPN, the Dutch telephone company, where the apparent cheapness of the stock was outweighed by ongoing concerns over financing and the outlook for third generation revenues. We also sold or dramatically reduced the Fund's positions in Sweden's Ericsson and the UK's Cable & Wireless.

At the same time as reductions were made to our exposure to TMT stocks in Europe, we found value in the same area in Japan and Asia. Based on our analysis and proprietary models, we believed that valuations of stocks such as Canon, Sharp, NTT DoCoMo and Chartered Semiconductor Industries were low in a global context. We established positions in each. It was interesting to note that even on a price/earnings ratio basis, many technology-oriented stocks in Japan appeared very cheap compared to peers in the US. Due to the additions in Asia, the Fund's net exposure to the TMT sectors overall fell only marginally over the period.

--------------------------------------------------------------------------------
 COUNTRY ALLOCATION                                        PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Continental Europe ...........................................   53.23%
   Asia (ex Japan) ..............................................   21.27
   Japan ........................................................   21.03
   United Kingdom ...............................................    4.47
                                                                   ------
                                                                   100.00%
                                                                   ======

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2001
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------
   Nokia Oyj ....................................................   4.54%
   GlaxoSmithKline Plc ..........................................   3.84
   ENI SPA ......................................................   2.85
   Telefonica ...................................................   2.83
   TNT Post Groep ...............................................   2.74
   Chartered Semiconductor Manufacturing Ltd. ...................   2.69
   NTT DoCoMo, Inc. .............................................   2.66
   Mitsui O.S.K. Lines, Ltd. ....................................   2.61
   Bank of Ireland ..............................................   2.37
   Dresdner Bank AG .............................................   2.36


------------------------------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE                        AVERAGE ANNUAL
                                                                          TOTAL RETURNS                          TOTAL RETURNS

   Periods Ended                      6 Months    1 Year   3 Years   5 Years      Since       1 Year  3 Years   5 Years      Since
   April 30, 2001                                                             Inception                                  Inception
------------------------------------------------------------------------------------------------------------------------------------
 International Select Equity Fund 1
   Institutional Class
   (inception 5/15/95)                 (9.76)%  (22.64)%    63.37%    94.57%    142.53%     (22.64)%   17.78%    14.24%     16.03%
   Investment Class
   (inception 10/29/99)               (10.01)%  (22.96)%       --        --       7.46%     (22.96)%      --        --       4.90%
   Premier Class (inception 2/29/00)   (9.77)%  (22.57)%       --        --    (29.96)%     (22.57)%      --        --    (26.31)%
------------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 2                     (8.11)%  (16.39)%     4.27%    22.89%     38.56% 4   (16.39)%    1.40%     4.21%      5.67% 4
------------------------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
   Funds Average 3                     (9.48)%  (18.18)%     5.47%    33.60%     51.70% 4   (18.18)%    1.56%     5.60%      6.98% 4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS
  OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East. Benchmark
  returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning May 31, 1995.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o INTERNATIONAL SMALL CAP EQUITY FUND
The International Small Cap Equity Fund Institutional Class underperformed its benchmark for the six months ended April 30, 2001 with a return of -15.15% as compared to -4.42% for the Salomon Smith Barney ('SSB') World Equity Extended Market Index Euro Pacific. The Lipper International Small Cap Funds Average produced a return of -14.36% for the same period. We continued to focus our investment strategy on high quality, high growth companies with visible earnings streams and above average return on capital, preferably driven by strong and innovative products and services. As a result, the portfolio remained biased toward small companies in industries of the future, namely those in the Services and Information Technology sectors.

The primary reason the Fund underperformed was its overweighting in Information Technology and other

--------------------------------------------------------------------------------
 COUNTRY ALLOCATION                       PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   United Kingdom .............................................. 27.86%
   Japan ....................................................... 26.14
   France ...................................................... 10.34
   Germany .....................................................  7.38
   Switzerland .................................................  5.59
   Spain .......................................................  4.73
   Netherlands .................................................  4.21
   Italy .......................................................  3.99
   Norway ......................................................  2.67
   Other .......................................................  7.09
                                                                ------
                                                                100.00%
                                                                ======

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2001
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------
   Forth Ports Plc .............................................. 2.51%
   Canary Wharf Finance Plc ..................................... 1.71
   Countrywide Assured Group Plc ................................ 1.66
   Man Group Plc ................................................ 1.54
   Smiths Group Plc ............................................. 1.46
   Morrison Supermarkets Plc .................................... 1.44
   GFI Informatique ............................................. 1.43
   Britannic Plc ................................................ 1.40
   A Novo ....................................................... 1.32
   Vitec Group Plc .............................................. 1.32


------------------------------------------------------------------------------------------------------------------------------------
                                                                       CUMULATIVE                                  AVERAGE ANNUAL
                                                                    TOTAL RETURNS                                   TOTAL RETURNS

   Periods Ended                 6 Months    1 Year   3 Years   5 Years     Since       1 Year    3 Years      5 Years     Since
   April 30, 2001                                                       Inception                                       Inception
------------------------------------------------------------------------------------------------------------------------------------
 International Small Cap Equity Fund
   Institutional Class 1
   (inception 1/3/94)            (15.15)%  (29.29)%    16.98%     6.60%    18.51%     (29.29)%      5.37%        1.29%      2.35%
------------------------------------------------------------------------------------------------------------------------------------
 SSB World Equity Extended
   Market Index Euro Pacific 2    (4.42)%  (10.93)%     0.42%     2.30%    30.60% 4   (10.93)%      0.14%        0.45%      3.71% 4
------------------------------------------------------------------------------------------------------------------------------------
 Lipper International Small Cap
   Funds Average 3               (14.36)%  (22.84)%    24.17%    75.88%    85.52% 4   (22.84)%      6.85%       10.93%      8.12% 4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS
  OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The SSB World Equity Extended Market Index Euro Pacific comprises the small-capitalization equities of each country in the Salomon
  Broad Market Index. The unmanaged index contains approximately 3,000 issuers in more than 20 countries. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for the periods beginning December 31, 1993.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

growth stocks in continental Europe. Metro International and GFT Technologics AG both disappointed. On the other hand, ASM International and Natexis were strong performers. During the period, we purchased ISS, A Novo and Rational, all growth stocks bought at attractive valuations. We sold Union Bank of Norway at a profit.

Stock selection and an underweighting in Information Technology in the United Kingdom contributed positively to Fund performance during the semi-annual period. ED&F Man (Financials), Next (Retail), Bunzl (Services) and Pillar Property (Real Estate) each performed well. The software company Autonomy was the biggest disappointment of the Fund's UK holdings.

Japanese positions had mixed results. The last months of 2000 saw poor performance in the Information Technology sector, due to the collapse of many personal computer and semiconductor related stocks. However, within the Information Technology sector, some optical telecommunications related stocks produced firmer performance. Domestic Service sector stocks, with the exception of Internet related stocks, also posted relatively firm performance.

Over the first four months of 2001, the small cap sectors in Japan that outperformed were the defensive, domestic-oriented sectors that attracted investment from Japanese investors. These included Real Estate and Non-Ferrous Metals. Stocks in the Real Estate sector were boosted by the recent introduction of real estate investment trusts (REITs) in Japan. Non-Ferrous Metal stocks benefited from the recent introduction of new recycling laws in Japan. Other domestic-oriented sectors, such as Retail and Wholesale, also performed well during the first months of 2001. Poorly performing sectors during this period were related to manufacturers of electronic components and machinery, as many companies experienced an inventory correction from slowing demand. The volatility of the NASDAQ Composite Index negatively impacted many mobile phone and high-tech related companies in the Japanese small cap equity market.
--------------------------------------------------------------------------------

o EMERGING MARKETS EQUITY FUND
Emerging equity markets as a whole outperformed most developed markets during the semi-annual period. Still, there was great divergence among individual emerging market performance and high volatility throughout. The Emerging Markets Equity Fund Institutional Class underperformed its benchmark for the six months ended April 30, 2001, with a return of -8.81% as compared to -7.38% for the Morgan Stanley Capital International ('MSCI') Emerging Markets Free Index. The Lipper Emerging Markets Funds Average returned -7.87% for the same period.

Asian emerging markets were hit especially hard by stock market volatility. Technology heavy markets such as South Korea and Taiwan experienced significant market declines for the first part of the semi-annual period, but both outperformed during the latter half. Continued evidence of strong outsourcing trends benefited the Taiwan Information Technology sector, allowing it to de-couple from the NASDAQ Composite Index and generate positive returns. Korea had a sharp bounce in early January after a cut in US interest rates, but then gave up most of its gains as it became evident that the global economic slowdown may be more protracted than anticipated. We increased the Fund's exposure to the Korean and Taiwanese markets towards the end of the semi-annual period, as we believe that lower interest rates, rather than slower economic growth, will be the primary market drivers over the near term.

Latin American emerging markets performed well overall. Both Mexico and Venezuela benefited from higher oil prices. Mexico's equity market, in particular, remained remarkably resilient to a slowing US economy. In addition to increased revenues from the Oil sector, higher international market confidence was bolstered by the efforts of new president Vicente Fox and by a strong peso.

Brazil benefited initially from falling interest rates. However, Brazil was impacted by weakness in Telecommunications stocks. Concerns over the inflationary impact of higher oil prices, the trade balance and the ability of Argentina to service its debt led to pressure on its currency, the real. The response to such currency pressure was Brazil's central bank raising interest rates. Argentina's equity market lost ground after a series of disappointing economic growth statistics, affected by the deep fiscal adjustment the government undertook to meet its International Monetary Fund targets. Argentina's export industry was the only part of its economy with positive momentum, due to the strong oil prices.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Emerging Europe suffered during the semi-annual period. Of particular note was Turkey, the worst performer in the region, as its inflation rates soared to unprecedented levels after its currency devalued. The Turkish equity market showed some stabilization following February's devaluation, but the currency has yet to find a new equilibrium. The Greek market outperformed, despite the euro's weakness versus the US dollar. Greece's relatively 'under-owned' status, whereby foreign investors have very little exposure here, led to the market developing a defensive status.

South Africa outperformed primarily due to its low exposure to TMT stocks and high exposure to Resource stocks.

Strong performers for the Fund included:
o Impala Platinum Holdings Ltd, a South African holding company for a group of companies that operate platinum mines. A strong platinum price and a general re-rating of Resource stocks supported its share price appreciation.

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 As of April 30, 2001
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------
   Samsung Electronics ............................................  4.03%
   China Mobile Ltd. ..............................................  3.04
   Telemex ADR ....................................................  2.84
   Taiwan Semiconductor ...........................................  2.57
   Lukoil Holding ADR .............................................  2.36
   Petrobras ADR ..................................................  2.10
   SK Telecom .....................................................  2.03
   United Microelectronics Corp., Ltd. ............................  1.97
   Companhia de Bebidas das Americas ..............................  1.54
   Bank Leumi Le-Israel ...........................................  1.44

--------------------------------------------------------------------------------
 COUNTRY ALLOCATION                       PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Korea ........................................................   14.42%
   Taiwan .......................................................   13.16
   Mexico .......................................................   11.08
   Brazil .......................................................   10.98
   South Africa .................................................    8.78
   India ........................................................    6.86
   Israel .......................................................    6.07
   China ........................................................    5.55
   Turkey .......................................................    4.44
   Other ........................................................   18.66
                                                                   ------
                                                                   100.00%
                                                                   ======

----------------------------------------------------------------------------------------------------------------------------
                                                                     CUMULATIVE                        AVERAGE ANNUAL
                                                                  TOTAL RETURNS                           TOTAL RETURN

   Periods Ended             6 Months    1 Year   3 Years   5 Years       Since      1 Year    3 Years   5 Years     Since
   April 30, 2001                                                     Inception                                  Inception
----------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Equity Fund
   Institutional Class 1
   (inception 2/1/94)         (8.81)%  (28.06)%  (27.72)%  (31.15)%    (32.97)%    (28.06)%   (10.25)%   (7.19)%   (5.38)%
----------------------------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets
   Free Index 2               (7.38)%  (25.83)%  (18.66)%  (27.50)%    (30.89)% 4  (25.83)%    (6.65)%   (6.23)%   (4.97)% 4
----------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets
   Funds Average 3            (7.87)%  (25.83)%  (19.15)%  (21.11)%    (33.73)% 4  (25.83)%    (7.08)%   (4.82)%   (5.67)% 4
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE.
  RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The MSCI Emerging Markets Free Index is an unmanaged market capitalization index of over 850 stocks traded in 22 world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for the periods beginning January 31, 1994.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o Samsung Electronics, a Korean producer of a large range of electronic items. Samsung is the world's largest purchaser of semiconductor chips, TFT-LCD CDMA handsets and color monitors. Given its product mix and compelling valuations, we believe top line and bottom line growth should remain strong.

o AmBev (Companhia de Bebidas das Americas) is Latin America's largest beer producer and the third largest in the world. In addition, the Brazilian company produces soft drinks, teas, bottled water and fruit juices. Following the acquisition of its main competitor, Antarctica, we believe Ambev will continue to generate strong revenue growth and important margin improvement.
--------------------------------------------------------------------------------

MARKET OUTLOOK
Substantial valuation corrections have now taken place in the international equity universe as whole, and share prices in the TMT areas in general have reverted to their long-term average trend. However, we still believe that equity valuations are only just beginning to appear attractive. From a bottom-up perspective, then, substantial risks remain. Our view has been highlighted by further profit warnings in the Telecommunication Equipment, Information Technology Services and Software sectors recently. Following the April 2001 rally, many stocks in the TMT sectors no longer offer immediate upside and indeed may suffer further correction. In this context, we expect international equity market volatility to remain high over the remainder of the year, as earnings announcements in many sectors of the market continue to disappoint.

In the International Select Equity Fund, then, we intend to continue to hold only those stocks where we believe there to be a satisfactory relationship between growth and value. We remain committed to our focused discipline in identifying those companies with high and sustainable return on capital, long-term prospects for growth and real cash flow on investment rather than published earnings.

The outlook for small companies, especially in Europe, is now better than it was six months ago. While there is little clarity on the near-term future of European economies, many European small cap stocks are now reasonably valued, in our view, and show positive signs of growth. Earnings downgrades will likely continue, but we remain positive about the holdings in our International Small Cap Equity Fund. We continue to see the fastest pace of change, the highest number of innovative companies and the strongest potential for growth and financial reward in the small cap Services and Technology sectors.

Emerging markets, in the short term, are likely to continue to display a tight correlation to the US stock markets. The longer-term outlook for Asia, in our view, rests on the speed and willingness to restructure its corporate sectors. Although equity valuations are attractive, the necessary catalyst for a sustained re-rating of these markets is slow to appear. Should oil prices decline, the region's principal markets will likely benefit as inflationary pressures recede.

While Mexico has thus survived the US economic slowdown well, any significant further deceleration in the US economy does not bode well for the Mexican equity market. A deteriorating trade balance is forecast to revive the previous trend of peso appreciation against the US dollar. The outlook for the Brazilian market is quite positive. Inflation and interest rates are set, we believe, to fall in an environment of accelerating economic growth.

Emerging European markets should be beneficiaries of any strengthening in the euro, and with the exception of Russia, of any oil price weakness. A question mark is likely to remain over the Turkish market until the privatization program proceeds and interest rates decline further. The South African domestic economy remains weak due to poor growth in disposable income. We believe an interest rate cut is required to stimulate spending, but this is unlikely to occur in the near term due to its central bank's policy of targeting inflation first.

Encouraging news for the emerging markets overall is that in April 2001, investors' propensity for risk increased with the belief that lower US interest rates may lead to a soft landing of the economy. A number of the higher beta (a measure of risk), interest-sensitive emerging markets performed well as a whole. Given this outlook, our strategy for the Emerging Markets Equity Fund remains focused on high quality companies with sustainable earnings growth, especially those that suffered during the fourth quarter of 2000.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


EUROPEAN EQUITY FUND--INSTITUTIONAL CLASS, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGION FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 3, 1996) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

                European Equity Fund--       MSCI Europe Index          Lipper European Region
           Institutional Class $1,019,650        $433,100               Funds Average $403,325

     9/3/96            $250,000                   $250,000                     $250,000
    9/30/96             257,500                    255,350                      254,021
   10/31/96             265,000                    261,351                      258,011
   11/30/96             280,000                    274,680                      269,814
   12/31/96             287,575                    280,091                      275,673
    1/31/97             286,300                    280,931                      277,995
    2/28/97             289,600                    284,724                      280,891
    3/31/97             297,200                    294,006                      287,920
    4/30/97             297,700                    292,624                      283,690
    5/31/97             306,075                    305,207                      294,764
    6/30/97             321,775                    320,559                      309,048
    7/31/97             329,625                    335,657                      318,797
    8/31/97             313,675                    316,558                      304,176
    9/30/97             341,800                    347,327                      330,394
   10/31/97             324,550                    330,343                      316,055
   11/30/97             327,100                    335,496                      318,768
   12/31/97             332,250                    347,843                      325,066
    1/31/98             346,125                    362,417                      336,972
    2/28/98             376,075                    390,831                      364,607
    3/31/98             401,050                    418,775                      394,058
    4/30/98             407,150                    426,983                      404,352
    5/31/98             417,675                    435,736                      417,076
    6/30/98             419,900                    440,617                      416,353
    7/31/98             424,900                    449,429                      424,095
    8/31/98             367,750                    392,981                      364,861
    9/30/98             349,450                    377,379                      344,861
   10/31/98             374,425                    407,683                      368,784
   11/30/98             395,225                    429,494                      387,128
   12/31/98             408,325                    448,392                      402,046
    1/31/99             413,600                    445,612                      405,013
    2/28/99             402,450                    434,427                      392,700
    3/31/99             405,850                    439,292                      394,017
    4/30/99             416,675                    452,471                      404,662
    5/31/99             396,875                    430,843                      388,617
    6/30/99             406,775                    438,210                      398,210
    7/31/99             411,725                    442,373                      402,986
    8/31/99             412,050                    446,974                      406,031
    9/30/99             425,125                    443,622                      403,840
   10/31/99             453,725                    460,036                      416,095
   11/30/99             511,675                    472,549                      439,419
   12/31/99             593,825                    521,080                      492,539
    1/31/00             590,650                    484,083                      469,095
    2/29/00           1,164,250                    509,449                      514,295
    3/31/00           1,219,820                    521,879                      509,656
    4/30/00           1,140,050                    498,969                      481,845
    5/31/00           1,127,720                    494,977                      472,687
    6/30/00           1,172,200                    505,718                      483,472
    7/31/00           1,211,900                    497,728                      478,446
    8/31/00           1,246,420                    492,004                      477,966
    9/30/00           1,180,920                    469,077                      453,490
   10/31/00           1,132,600                    465,605                      441,355
   11/30/00           1,092,780                    447,775                      418,575
   12/31/00           1,168,080                    478,775                      449,150
    1/31/01           1,160,420                    479,550                      448,500
    2/28/01           1,091,050                    437,600                      414,325
    3/31/01             986,975                    404,725                      378,050
    4/30/01           1,019,650                    433,100                      403,325

--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                   1 Year     3 Years      Since
   April 30, 2001                                                       9/3/96 1
--------------------------------------------------------------------------------
 European Equity Fund--Institutional Class      (10. 56)%      35.80%     35.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE FUND'S PERFORMANCE IN 2000 WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The MSCI Europe Index is an unmanaged index representative of major markets in Europe. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning August 31, 1996.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

EUROPEAN EQUITY FUND--INVESTMENT CLASS, MSCI EUROPE INDEX
AND LIPPER EUROPEAN REGION FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE DECEMBER 23, 1999) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

                European Equity Fund--    MSCI Europe Index    Lipper European Region
              Investment Class $16,684         $8,309           Funds Average $8,364

   12/23/99             $10,000               $10,000                 $10,000
    1/31/00              10,171                 9,290                   9,631
    2/29/00              19,043                 9,776                  10,884
    3/31/00              19,986                10,014                  10,766
    4/30/00              18,681                 9,574                  10,137
    5/31/00              18,469                 9,498                   9,951
    6/30/00              19,200                 9,705                  10,174
    7/31/00              19,843                 9,552                  10,110
    8/31/00              20,403                 9,441                  10,100
    9/30/00              19,323                 9,001                   9,566
   10/31/00              18,530                 8,935                   9,297
   11/30/00              17,895                 8,591                   8,777
   12/31/00              19,120                 9,186                   9,384
    1/31/01              18,981                 9,201                   9,357
    2/28/01              17,843                 8,396                   8,652
    3/31/01              16,150                 7,765                   7,889
    4/30/01              16,684                 8,309                   8,364

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                        1 Year            Since
   April 30, 2001                                                    12/23/99 1
--------------------------------------------------------------------------------
 European Equity Fund--Investment Class               (10.69)%           46.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE FUND'S PERFORMANCE IN 2000 WAS SIGNIFICANTLY IMPACTED BY GAINS FROM INITIAL PUBLIC OFFERINGS (IPOS) DURING A PERIOD WHEN THE FUND'S ASSETS WERE RELATIVELY SMALL AND THE MARKET FOR IPOS WAS STRONG. THERE IS NO ASSURANCE THAT ANY FUTURE INVESTMENTS IN IPOS BY THE FUND WILL HAVE A SIMILAR EFFECT ON ITS FUTURE PERFORMANCE. THE FUND'S PERFORMANCE ALSO BENEFITED FROM A ONE-TIME GAIN FROM ACCOUNTING FOR THE CANCELLATION OF CERTAIN SHAREHOLDER TRADES IN FEBRUARY 2000. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The MSCI Europe Index is an unmanaged index representative of major markets in Europe.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning December 31, 1999.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

INTERNATIONAL SELECT EQUITY FUND--INSTITUTIONAL CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE MAY 15, 1995) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

          International Select Equity Fund--    MSCI EAFE Index        Lipper International Equity
            Institutional Class $606,325           $346,400              Funds Average $379,250

    5/15/95            $250,000                   $250,000                     $250,000
    6/30/95             252,250                    245,625                      250,055
    7/31/95             270,000                    260,927                      263,575
    8/31/95             268,750                    250,986                      258,428
    9/30/95             276,500                    255,880                      262,398
   10/31/95             273,750                    248,997                      257,073
   11/30/95             279,500                    255,919                      259,961
   12/31/95             288,250                    266,233                      267,726
    1/31/96             292,150                    267,324                      273,744
    2/29/96             296,575                    268,233                      274,953
    3/31/96             303,050                    273,920                      279,711
    4/30/96             311,625                    281,891                      288,527
    5/31/96             310,600                    276,704                      287,793
    6/30/96             312,675                    278,254                      289,760
    7/31/96             300,975                    270,129                      278,951
    8/31/96             305,650                    270,723                      282,110
    9/30/96             314,225                    277,924                      288,201
   10/31/96             308,525                    275,089                      286,368
   11/30/96             321,500                    286,038                      298,650
   12/31/96             317,975                    282,348                      299,855
    1/31/97             311,375                    272,466                      298,675
    2/28/97             314,950                    276,934                      302,501
    3/31/97             315,225                    277,931                      303,414
    4/30/97             314,950                    279,404                      303,866
    5/31/97             336,450                    297,593                      321,960
    6/30/97             352,975                    313,991                      337,061
    7/31/97             357,650                    319,078                      346,499
    8/31/97             330,650                    295,242                      321,157
    9/30/97             350,500                    311,776                      341,188
   10/31/97             320,175                    287,800                      315,228
   11/30/97             321,300                    284,865                      312,318
   12/31/97             319,625                    287,343                      314,682
    1/31/98             331,550                    300,475                      322,665
    2/28/98             354,550                    319,765                      343,980
    3/31/98             368,525                    329,614                      361,793
    4/30/98             371,125                    332,218                      366,689
    5/31/98             373,750                    330,590                      367,145
    6/30/98             380,750                    333,103                      364,558
    7/31/98             388,300                    336,467                      370,453
    8/31/98             337,950                    294,779                      317,296
    9/30/98             322,225                    285,729                      305,791
   10/31/98             349,875                    315,502                      328,841
   11/30/98             379,000                    331,656                      345,783
   12/31/98             394,675                    344,723                      356,610
    1/31/99             415,025                    343,689                      359,649
    2/28/99             407,325                    335,509                      349,860
    3/31/99             419,950                    349,500                      361,763
    4/30/99             472,625                    363,654                      378,014
    5/31/99             460,925                    344,926                      361,787
    6/30/99             486,800                    358,378                      380,540
    7/31/99             508,675                    369,022                      390,848
    8/31/99             516,075                    370,387                      394,419
    9/30/99             521,925                    374,128                      396,207
   10/31/99             556,750                    388,158                      412,088
   11/30/99             641,775                    401,627                      444,661
   12/31/99             745,350                    437,693                      499,938
    1/31/00             743,775                    409,900                      471,527
    2/29/00             864,725                    420,926                      502,370
    3/31/00             851,925                    437,258                      502,647
    4/30/00             783,775                    414,258                      469,385
    5/31/00             756,900                    404,150                      452,752
    6/30/00             789,400                    419,953                      472,285
    7/31/00             761,275                    402,357                      455,070
    8/31/00             764,400                    405,857                      462,239
    9/30/00             715,975                    386,092                      434,827
   10/31/00             671,900                    376,980                      418,420
   11/30/00             625,975                    362,850                      400,175
   12/31/00             640,925                    375,750                      414,850
    1/31/01             658,225                    375,875                      416,150
    2/28/01             611,850                    347,775                      384,825
    3/31/01             556,500                    324,150                      355,950
    4/30/01             606,325                    346,400                      379,250

----------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                                 1 Year    3 Years     5 Years       Since
   April 30, 2001                                                                                5/15/95 1
----------------------------------------------------------------------------------------------------------
 International Select Equity Fund--Institutional Class         (22.64)%     17.78%      14.24%      16.03%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by
Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning May 31, 1995.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

INTERNATIONAL SELECT EQUITY FUND--INVESTMENT CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 29, 1999) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

          International Select Equity Fund--    MSCI EAFE Index        Lipper International Equity
              Investment Class $10,746              $8,923                Funds Average $9,319

   10/29/99             $10,000                    $10,000                      $10,000
   11/30/99              11,527                     10,347                       10,788
   12/31/99              13,365                     11,276                       12,121
    1/31/00              13,331                     10,560                       11,455
    2/29/00              15,500                     10,844                       12,237
    3/31/00              15,163                     11,264                       12,252
    4/30/00              13,947                     10,672                       11,446
    5/31/00              13,465                     10,411                       11,059
    6/30/00              14,043                     10,818                       11,551
    7/31/00              13,538                     10,365                       11,141
    8/31/00              13,594                     10,454                       11,329
    9/30/00              12,726                      9,945                       10,680
   10/31/00              11,941                      9,710                       10,280
   11/30/00              11,123                      9,346                        9,827
   12/31/00              11,385                      9,679                       10,183
    1/31/01              11,690                      9,682                       10,217
    2/28/01              10,857                      8,958                        9,458
    3/31/01               9,851                      8,349                        8,749
    4/30/01              10,746                      8,923                        9,319

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                           1 Year        Since
   April 30, 2001                                                   10/29/99 1
--------------------------------------------------------------------------------
 International Select Equity Fund--Investment Class      (22.96)%        4.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning October 31, 1999.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

INTERNATIONAL SELECT EQUITY FUND--PREMIER CLASS,
MSCI EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE
GROWTH OF A $5,000,000 INVESTMENT (SINCE FEBRUARY 29, 2000) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

          International Select Equity Fund--    MSCI EAFE Index        Lipper International Equity
              Premier Class $3,502,000            $4,114,000            Funds Average $3,882,000

    2/29/00          $5,000,000                 $5,000,000                   $5,000,000
    3/31/00           4,915,000                  4,975,000                    4,890,000
    4/30/00           4,523,000                  4,920,500                    4,722,000
    5/31/00           4,369,500                  4,800,500                    4,572,500
    6/30/00           4,557,500                  4,988,000                    4,777,000
    7/31/00           4,394,500                  4,779,000                    4,609,000
    8/31/00           4,414,500                  4,820,500                    4,679,500
    9/30/00           4,136,500                  4,585,500                    4,415,500
   10/31/00           3,881,500                  4,477,500                    4,258,000
   11/30/00           3,617,500                  4,309,500                    4,077,000
   12/31/00           3,703,500                  4,462,500                    4,226,500
    1/31/01           3,806,500                  4,464,000                    4,243,500
    2/28/01           3,536,500                  4,130,500                    3,941,500
    3/31/01           3,210,000                  3,850,000                    3,645,500
    4/30/01           3,502,000                  4,114,000                    3,882,000

--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                               1 Year      Since
   April 30, 2001                                                      2/29/00 1
--------------------------------------------------------------------------------
 International Select Equity Fund--Premier Class             (22.57)%   (26.31)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the investment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The MSCI EAFE Index is an unmanaged index of international stock performance in Europe, Australasia and the Far East.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning February 29, 2000.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

INTERNATIONAL SMALL CAP EQUITY FUND--INSTITUTIONAL CLASS, SSB WORLD EQUITY EXTENDED MARKET INDEX EURO PACIFIC AND LIPPER INTERNATIONAL SMALL CAP FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE JANUARY 3, 1994) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

        International Small Cap Equity Fund--       SSB World Equity Extended      Lipper International Small Cap
            Institutional Class $296,275       Market Index Euro Pacific $326,500      Funds Average $463,800

     1/3/94            $250,000                              $250,000                          $250,000
    1/31/94             260,000                               274,832                           269,634
    2/28/94             270,250                               277,369                           269,784
    3/31/94             263,250                               272,925                           258,826
    4/30/94             263,500                               281,584                           262,537
    5/31/94             261,250                               277,312                           260,559
    6/30/94             267,250                               284,025                           258,424
    7/31/94             267,500                               287,134                           262,620
    8/31/94             267,500                               290,090                           268,489
    9/30/94             260,250                               281,221                           262,150
   10/31/94             258,750                               286,676                           264,240
   11/30/94             239,750                               269,110                           249,639
   12/31/94             242,000                               272,715                           246,954
    1/31/95             231,225                               263,980                           237,365
    2/28/95             221,450                               259,689                           236,141
    3/31/95             223,000                               270,674                           237,802
    4/30/95             226,075                               278,799                           245,455
    5/31/95             224,275                               273,459                           248,193
    6/30/95             224,800                               269,835                           249,685
    7/31/95             236,625                               285,837                           262,756
    8/31/95             239,175                               278,456                           259,580
    9/30/95             245,350                               280,592                           264,519
   10/31/95             241,500                               272,601                           258,042
   11/30/95             240,475                               275,118                           256,496
   12/31/95             248,700                               285,780                           262,484
    1/31/96             253,675                               290,796                           269,072
    2/29/96             258,825                               295,163                           275,663
    3/31/96             264,000                               301,991                           281,547
    4/30/96             277,925                               317,993                           292,144
    5/31/96             278,200                               315,246                           296,049
    6/30/96             278,975                               315,838                           297,824
    7/31/96             268,125                               303,956                           286,753
    8/31/96             266,825                               306,225                           290,562
    9/30/96             261,675                               307,751                           292,256
   10/31/96             257,025                               305,405                           293,760
   11/30/96             258,825                               309,887                           302,353
   12/31/96             253,325                               304,242                           304,144
    1/31/97             245,200                               296,136                           306,466
    2/28/97             245,725                               301,572                           311,108
    3/31/97             242,325                               298,215                           309,950
    4/30/97             236,325                               293,771                           304,769
    5/31/97             252,275                               312,309                           320,584
    6/30/97             256,450                               319,690                           330,661
    7/31/97             256,725                               313,473                           332,123
    8/31/97             240,500                               299,397                           320,206
    9/30/97             245,200                               303,307                           333,365
   10/31/97             230,300                               291,406                           315,082
   11/30/97             225,875                               279,791                           308,419
   12/31/97             217,000                               272,982                           304,421
    1/31/98             225,225                               285,742                           309,894
    2/28/98             238,175                               306,912                           333,304
    3/31/98             246,375                               321,350                           355,749
    4/30/98             253,275                               323,924                           366,462
    5/31/98             263,325                               331,401                           373,790
    6/30/98             255,125                               322,055                           365,185
    7/31/98             260,150                               321,292                           365,795
    8/31/98             233,675                               283,625                           317,273
    9/30/98             223,100                               275,080                           303,899
   10/31/98             234,475                               294,725                           316,456
   11/30/98             242,425                               304,413                           328,717
   12/31/98             250,625                               311,585                           339,599
    1/31/99             255,375                               310,345                           346,299
    2/28/99             255,375                               304,623                           341,171
    3/31/99             263,050                               315,513                           352,931
    4/30/99             283,175                               331,687                           377,344
    5/31/99             275,225                               322,837                           368,677
    6/30/99             297,200                               333,747                           394,593
    7/31/99             310,950                               346,601                           414,594
    8/31/99             317,050                               351,922                           426,492
    9/30/99             315,450                               350,778                           433,232
   10/31/99             324,725                               347,879                           445,528
   11/30/99             363,350                               360,085                           506,957
   12/31/99             404,075                               382,991                           580,964
    1/31/00             426,575                               373,112                           592,943
    2/29/00             488,525                               386,424                           687,613
    3/31/00             470,700                               389,762                           653,730
    4/30/00             418,975                               365,254                           585,128
    5/31/00             388,600                               359,094                           554,973
    6/30/00             402,900                               382,324                           589,262
    7/31/00             387,125                               368,916                           572,710
    8/31/00             404,950                               378,700                           592,866
    9/30/00             379,250                               359,895                           561,966
   10/31/00             349,150                               340,384                           523,345
   11/30/00             326,650                               327,750                           489,700
   12/31/00             329,375                               340,625                           503,250
    1/31/01             336,125                               343,900                           509,825
    2/28/01             313,500                               361,525                           487,525
    3/31/01             285,450                               250,000                           441,950
    4/30/01             296,275                               326,500                           463,800

--------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                               1 Year    3 Years     5 Years       Since
   April 30, 2001                                                                               1/3/94 1
--------------------------------------------------------------------------------------------------------
 International Small Cap Equity Fund--Institutional Class    (29.29)%    (5.37)%       1.29%       2.35%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
The SSB World Equity Extended Market Index Euro Pacific comprises the small-capitalization equities of each country in the Salomon Broad Market Index. The unmanaged index contains approximately 3,000 issuers in more than 20 countries.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 1993.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

EMERGING MARKETS EQUITY FUND--INSTITUTIONAL CLASS, MSCI EMERGING MARKETS FREE INDEX AND LIPPER EMERGING MARKETS FUNDS AVERAGE
GROWTH OF A $250,000 INVESTMENT (SINCE FEBRUARY 1, 1994) 1

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

            Emerging Markets Equity Fund--         MSCI Emerging Markets        Lipper Emerging Markets
            Institutional Class $167,575            Free Index $172,775         Funds Average $165,675

     2/1/94            $250,000                          $250,000                     $250,000
    2/28/94             249,750                           245,550                      243,541
    3/31/94             230,250                           223,328                      224,850
    4/30/94             223,500                           218,861                      218,156
    5/31/94             231,250                           226,346                      222,915
    6/30/94             221,500                           220,099                      213,649
    7/31/94             236,750                           233,789                      225,426
    8/31/94             262,000                           262,802                      248,207
    9/30/94             273,500                           265,798                      252,014
   10/31/94             275,000                           261,014                      246,808
   11/30/94             266,250                           247,441                      236,523
   12/31/94             245,000                           227,572                      217,059
    1/31/95             215,650                           203,358                      193,056
    2/28/95             207,625                           198,132                      187,379
    3/31/95             206,275                           199,400                      187,780
    4/30/95             215,925                           208,353                      195,491
    5/31/95             225,025                           219,437                      203,828
    6/30/95             224,500                           220,096                      205,208
    7/31/95             232,275                           225,026                      212,323
    8/31/95             230,125                           219,715                      207,258
    9/30/95             226,900                           218,682                      207,012
   10/31/95             217,275                           210,307                      197,941
   11/30/95             211,625                           206,563                      193,152
   12/31/95             220,475                           215,735                      198,726
    1/31/96             242,575                           231,074                      216,255
    2/29/96             237,400                           227,400                      213,618
    3/31/96             237,950                           229,173                      215,168
    4/30/96             243,375                           238,340                      224,032
    5/31/96             245,300                           237,268                      225,859
    6/30/96             247,450                           238,739                      226,449
    7/31/96             233,875                           222,433                      213,618
    8/31/96             243,925                           228,127                      219,335
    9/30/96             245,300                           230,112                      221,287
   10/31/96             239,050                           223,968                      216,200
   11/30/96             242,575                           227,731                      220,481
   12/31/96             243,950                           228,755                      223,198
    1/31/97             256,225                           244,356                      238,908
    2/28/97             265,425                           254,815                      247,433
    3/31/97             258,175                           248,113                      241,892
    4/30/97             255,925                           248,560                      242,411
    5/31/97             265,975                           255,669                      251,506
    6/30/97             279,900                           269,347                      264,066
    7/31/97             283,250                           273,360                      273,483
    8/31/97             251,200                           238,589                      244,202
    9/30/97             257,325                           245,198                      254,050
   10/31/97             214,400                           204,961                      211,334
   11/30/97             211,600                           197,480                      202,912
   12/31/97             214,500                           202,239                      205,304
    1/31/98             199,825                           186,383                      189,539
    2/28/98             219,200                           205,842                      204,416
    3/31/98             228,575                           214,775                      212,595
    4/30/98             231,800                           212,434                      214,926
    5/31/98             198,950                           183,331                      185,355
    6/30/98             180,450                           164,099                      166,726
    7/31/98             187,500                           169,301                      172,124
    8/31/98             129,100                           120,356                      122,920
    9/30/98             133,800                           127,987                      127,620
   10/31/98             144,375                           141,464                      139,982
   11/30/98             151,125                           153,234                      149,247
   12/31/98             150,825                           151,012                      146,824
    1/31/99             151,700                           148,581                      143,535
    2/28/99             150,525                           150,022                      141,859
    3/31/99             169,900                           169,795                      158,662
    4/30/99             186,025                           190,798                      180,713
    5/31/99             184,850                           189,692                      177,581
    6/30/99             203,650                           211,222                      196,836
    7/31/99             196,600                           205,476                      191,155
    8/31/99             200,125                           207,346                      189,222
    9/30/99             194,550                           200,338                      182,399
   10/31/99             200,700                           204,605                      187,638
   11/30/99             221,550                           222,958                      207,597
   12/31/99             255,900                           251,319                      243,845
    1/31/00             257,075                           252,827                      240,767
    2/29/00             258,850                           256,164                      245,817
    3/31/00             260,025                           257,419                      246,805
    4/30/00             232,925                           233,016                      219,762
    5/31/00             223,500                           223,392                      208,210
    6/30/00             232,925                           231,256                      218,191
    7/31/00             218,500                           219,369                      206,756
    8/31/00             224,400                           220,444                      211,034
    9/30/00             200,250                           201,199                      189,893
   10/31/00             183,750                           186,612                      175,202
   11/30/00             168,150                           170,225                      158,550
   12/31/00             171,925                           174,350                      164,050
    1/31/01             192,800                           198,275                      184,000
    2/28/01             175,975                           182,725                      172,725
    3/31/01             156,975                           164,825                      156,675
    4/30/01             167,575                           172,775                      165,675

---------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                                           1 Year    3 Years     5 Years      Since
   April 30, 2001                                                                          2/1/94 1
---------------------------------------------------------------------------------------------------
 Emerging Markets Equity Fund--Institutional Class       (28.06)%   (10.25)%     (7.19)%    (5.38)%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the investment of dividend and capital gain distributions.
Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
MSCI Emerging Markets Free Index is an unmanaged market capitalization index of over 850 stocks traded in 22 world markets.
Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning January 31, 1994.

--------------------------------------------------------------------------------

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

 SHARES   SECURITY                                                         VALUE
--------------------------------------------------------------------------------
          FOREIGN COMMON STOCK--94.49%
          BELGIUM--1.20%
 27,735   Interbrew ........................................         $   737,652
                                                                     -----------
          CROATIA--2.33%
 54,300   Pliva d.d. GDR 144 A 1 ...........................             636,255
 37,095   Zagrebacka Banka GDR 144A 1 ......................             799,067
                                                                     -----------
                                                                       1,435,322
                                                                     -----------
          DENMARK--3.29%
 47,300   Danske Bank ......................................             761,336
 11,685   Novo Nordisk .....................................             444,176
 12,850   Sophus Berendsen 1 ...............................             315,973
 10,890   Vestas Wind Systems 1 ............................             508,390
                                                                     -----------
                                                                       2,029,875
                                                                     -----------
          FINLAND--1.31%
 22,670   M-Real Oyj, Class B ..............................             169,828
  4,400   Nokia Oyj ........................................             145,500
 24,120   Perlos Oyj .......................................             313,269
 15,970   Sonera Oyj .......................................             176,552
                                                                     -----------
                                                                         805,149
                                                                     -----------
          FRANCE--16.71%
 11,082   Aventis SA 1 .....................................             857,699
  4,133   Galeries Lafayette 1 .............................             696,912
  7,827   Lafarge SA 1 .....................................             751,495
 60,990   Orange SA 1 ......................................             642,358
  6,260   Pechiney SA, Class A 1 ...........................             329,103
  3,809   Peugeot SA 1 .....................................           1,087,012
  3,550   Pinault-Printemps-Redoute SA 1 ...................             610,880
  8,495   Schneider Electric SA 1 ..........................             579,528
  9,396   Societe Generale, Class A 1 ......................             605,591
  4,218   Suez Lyonnaise des Eaux SA 1 .....................             622,994
  7,115   Total Fina SA 1 ..................................           1,059,709
  5,580   Unibail 1 ........................................             885,502
 24,467   Usinor SA 1 ......................................             319,511
  8,059   Vinci SA 1 .......................................             471,550
 11,319   Vivendi Universal SA 1 ...........................             783,219
                                                                     -----------
                                                                      10,303,063
                                                                     -----------
          GERMANY--5.70%
 15,230   Bayer AG .........................................             638,651
 14,459   Bayerische Motoren Werk (BMW) AG 1 ...............             481,979
 25,893   Deutsche Post AG 1 ...............................             438,677
 14,888   Dresdner Bank AG 1 ...............................             677,765
 12,116   Infineon Technologies AG .........................             526,329
  2,658   Muenchener Rueckversicherungs 1 ..................             752,884
                                                                     -----------
                                                                       3,516,285
                                                                     -----------

--------------------------------------------------------------------------------

 SHARES   SECURITY                                                         VALUE
--------------------------------------------------------------------------------
          HUNGARY--1.19%
 13,100   Gedeon Richter Rt. 1 .............................         $   732,208
                                                                     -----------
          IRELAND--4.42%
 70,824   Bank of Ireland ..................................             678,748
 46,905   CRH Plc ..........................................             789,256
 25,093   Elan Corp. Plc ADR 1 .............................           1,258,414
                                                                     -----------
                                                                       2,726,418
                                                                     -----------
          ITALY--13.33%
 83,100   Alleanza Assicurazioni 1 .........................             633,580
 19,646   Assicurazioni Generali SPA 1 .....................             633,983
217,467   Banca Intesa SPA .................................             815,523
 79,000   Banca Popolare di Verona 1 .......................             855,856
 84,040   Enel SPA 1 .......................................             274,180
179,538   ENI SPA 1 ........................................           1,228,785
 64,150   RAS SPA 1 ........................................             844,550
166,839   Saipem SPA 1 .....................................           1,094,540
 79,931   Telecom Italia SPA 1 .............................             887,909
  1,900   Tod's SPA 1 ......................................              77,990
184,999   Unicredito Italiano SPA 1 ........................             872,536
                                                                     -----------
                                                                       8,219,432
                                                                     -----------
          NETHERLANDS--7.84%
 57,059   Buhrmann NV 1 ....................................             945,444
 29,794   Hagemeyer NV .....................................             595,631
 11,198   ING Groep NV 1 ...................................             764,125
 33,728   Koninklijke Ahold NV 1 ...........................           1,046,552
 13,960   Koninklijke KPN NV 1 .............................             170,535
 26,184   Phillips Electronics NV ..........................             768,595
 22,932   TNT Post Group NV ................................             539,770
                                                                     -----------
                                                                       4,830,652
                                                                     -----------
          NORWAY--1.83%
 68,310   Den Norske Bank 1 ................................             299,819
 30,010   Gjensidige NOR Sparebank .........................             826,522
                                                                     -----------
                                                                       1,126,341
                                                                     -----------
          POLAND--2.17%
 33,526   Bank Polska Kasa Opieki SA ADR 1 .................             569,942
 13,020   Powszechny Bank Kredytowy 1 ......................             340,078
 80,707   Telekomunikacja Polska SA GDR 144A 1 .............             430,168
                                                                     -----------
                                                                       1,340,188
                                                                     -----------
          PORTUGAL--1.52%
 47,850   Brisa- Auto Estradas de Portugal SA ..............             445,848
 50,598   Portugal Telecom SGPS, SA 1 ......................             490,742
                                                                     -----------
                                                                         936,590
                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

European Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

 SHARES   SECURITY                                                         VALUE
--------------------------------------------------------------------------------
          RUSSIA--3.15%
  3,982   Lukoil Holding ADR 1 .............................         $   165,651
 16,450   Lukoil Holding ADR 144A 1 ........................             684,320
 25,800   Mobile Telesystems ADR 1 .........................             740,460
 30,600   Surgutneftegaz ADR 1 .............................             348,840
                                                                     -----------
                                                                       1,939,271
                                                                     -----------
          SPAIN--6.78%
 45,190   Banco Bilbao Vizcaya Argentina SA ................             641,811
 17,149   Banco Popular Espanol SA .........................             611,785
 54,416   Grupo Dragados SA 1 ..............................             672,017
 45,340   Iberdrola SA .....................................             668,461
 60,025   NH Hoteles SA 1 ..................................             797,694
 46,723   Telefonica SA 1 ..................................             790,335
                                                                     -----------
                                                                       4,182,103
                                                                     -----------
          SWEDEN--2.21%
  9,956   Getinge Industrier AB, Class B ...................             162,847
 22,800   Skanska AB, Class B ..............................             887,934
 71,230   Swedish Match AB .................................             311,383
                                                                     -----------
                                                                       1,362,164
                                                                     -----------
          SWITZERLAND--1.40%
    416   Nestle SA 1 ......................................             861,336
                                                                     -----------
          UNITED KINGDOM--17.11%
 33,510   AWG Plc 1 ........................................             264,906
148,845   BAE Systems Plc ..................................             708,126
 32,096   Barclays Plc .....................................           1,032,821
 17,254   BP Amoco Plc ADR 1 ...............................             933,096
 70,100   British Energy Plc ...............................             306,919
 19,518   Celltech Group Plc 1 .............................             336,517
 30,111   Diageo Plc .......................................             315,586
 40,689   GlaxoSmithkline Plc ..............................           1,077,626
 79,259   Matalan Plc ......................................             475,168
 73,800   International Power Plc 1 ........................             317,047
 30,750   Powergen Plc .....................................             314,363
 75,262   Reckitt & Benckiser Plc ..........................           1,023,558
 43,575   Royal Bank of Scotland Group Plc .................           1,007,543
 33,570   Scottish & Southern Energy Plc ...................             287,235
 93,799   Shell Transport & Trading Co. Plc ................             783,112
 10,000   Tyco International Ltd. 1 ........................             533,700
274,318   Vodafone Group Plc ...............................             834,061
                                                                     -----------
                                                                      10,551,384
                                                                     -----------

--------------------------------------------------------------------------------

 SHARES   SECURITY                                                         VALUE
--------------------------------------------------------------------------------
          UNITED STATES--1.00%
 11,820   Pharmacia Corp. 1 ................................         $   617,713
                                                                     -----------
TOTAL FOREIGN COMMON STOCK
   (Cost $57,735,226) ......................................         $58,253,146
                                                                     -----------

          FOREIGN PREFERRED STOCK--1.79%
          GERMANY--1.79%
  1,872   Hugo Boss AG 1 ...................................             552,654
  1,690   Porsche AG .......................................             552,860
                                                                     -----------
TOTAL  FOREIGN PREFERRED STOCK
   (Cost $1,086,490) .......................................           1,105,514
                                                                     -----------
TOTAL INVESTMENTS
   (Cost $58,821,716) ............................  96.28%           $59,358,660

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................................   3.72              2,290,274
                                                   ------            -----------
NET ASSETS ....................................... 100.00%           $61,648,934
                                                   ======            ===========

--------------------------------------------------------------------------------
1 Non-income producing security for six months ended April 30, 2001
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
144A -- Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. 144A securities comprised 4.14% of the Fund's net assets.

--------------------------------------------------------------------------------
 SECTOR ALLOCATION                                                 PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Financials ....................................................     26.80%
   Industrials ...................................................     12.87%
   Consumer Discretionary ........................................     11.60%
   Energy ........................................................     10.61%
   Health Care ...................................................     10.31%
   Telecommunication Services ....................................      8.70%
   Consumer Staples ..............................................      7.24%
   Utilities .....................................................      5.15%
   Materials .....................................................      5.05%
   Information Technology ........................................      1.67%
                                                                      ------
                                                                      100.00%
                                                                      ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            FOREIGN COMMON STOCKS--92.34%
            BELGIUM--2.01%
  205,310   Interbrew ......................................        $  5,466,071
                                                                    ------------
            FINLAND--4.54%
  373,470   Nokia Oyj ......................................          12,362,561
                                                                    ------------
            FRANCE--10.69%
   93,810   Altran Technologies SA 1 .......................           6,077,373
   18,371   Essilor International SA 1 .....................           5,265,980
  194,233   GFI Informatique 1 .............................           4,929,841
  596,000   Orange SA 1 ....................................           6,283,572
   58,900   Pechiney SA, Class A 1 .........................           3,099,659
   57,800   Sanofi-Synthelabo SA 1 .........................           3,467,516
                                                                    ------------
                                                                      29,123,941
                                                                    ------------
            GERMANY--3.04%
  141,280   Dresdner Bank AG 1 .............................           6,438,208
   24,800   Fresenius Medical Care AG 1 ....................           1,848,736
                                                                    ------------
                                                                       8,286,944
                                                                    ------------
            IRELAND--2.37%
  673,580   Bank of Ireland ................................           6,461,878
                                                                    ------------
            ITALY--2.85%
1,132,990   ENI SPA 1 ......................................           7,762,244
                                                                    ------------
            JAPAN--20.03%
  247,400   Banyu Pharmaceutical Co., Ltd. .................           4,554,602
  164,000   Canon Inc. .....................................           6,436,577
1,045,000   Daifuku Co., Ltd. ..............................           5,750,354
  343,000   Daito Trust Construction Co., Ltd. .............           5,828,849
  224,000   Kao Corp. 1 ....................................           5,691,766
  117,600   Konami Corp. ...................................           5,643,277
2,635,000   Mitsui O.S.K. Lines, Ltd. ......................           7,121,910
      353   NTT DoCoMo, Inc. 1 .............................           7,255,675
  457,000   Sharp Corp. 1 ..................................           6,283,172
                                                                    ------------
                                                                      54,566,182
                                                                    ------------
            NETHERLANDS--10.85%
   63,100   Gucci Group 1 ..................................           5,653,008
  108,680   IHC Caland NV 1 ................................           5,015,299
  161,983   Koninklijke Ahold NV 1 .........................           5,031,313
  217,928   Phillips Electronics ...........................           6,403,481
  316,470   TNT Post Group 1 ...............................           7,456,602
                                                                    ------------
                                                                      29,559,703
                                                                    ------------
            SINGAPORE--4.26%
2,379,000   Chartered Semiconductor
            Manufacturing Ltd. 1 ...........................           7,315,980
4,914,000   SembCorp Industries Ltd. 1 .....................           4,290,643
                                                                    ------------
                                                                      11,606,623
                                                                    ------------

--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            SPAIN--7.03%
  428,790   Grupo Prisa 1 ..................................        $  5,966,705
  411,163   NH Hoteles 1 ...................................           5,469,650
  455,780   Telefonica 1 ...................................           7,717,516
                                                                    ------------
                                                                      19,153,871
                                                                    ------------
            SWEDEN--2.27%
  318,360   Securitas AB, Class B ..........................           6,194,560
                                                                    ------------
            SWITZERLAND--2.14%
   31,330   Credit Suisse Group 1 ..........................           5,842,656
                                                                    ------------
            UNITED KINGDOM--20.26%
  331,400   3i Group Plc ...................................           5,963,980
1,149,990   British Airways Plc ............................           5,799,042
  812,821   Cadbury Schweppes Plc ..........................           5,011,586
  956,586   Carlton Communications Plc .....................           5,843,256
2,987,000   Carphone Warehouse (The) Plc 1 .................           5,597,699
  509,205   EMAP Plc .......................................           6,053,363
  753,703   Fairey Group 1 .................................           5,364,094
  395,589   GlaxoSmithKline Plc 1 ..........................          10,452,355
  372,010   Schroders Plc, Non Voting ......................           5,108,918
                                                                    ------------
                                                                      55,194,293
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
   (Cost $260,002,556) .....................................         251,581,527
                                                                    ------------

            FOREIGN PREFERRED STOCKS--3.03%
            GERMANY--3.03%
   89,580   Henkel KGaA 1 ..................................        $  5,620,492
   23,730   Marschollek Lauten 1 ...........................           2,632,399
                                                                    ------------
                                                                       8,252,891
                                                                    ------------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $7,355,654) .......................................           8,252,891
                                                                    ------------
TOTAL INVESTMENTS
   (Cost $267,358,210) ...........................  95.37%          $259,834,418

OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................................   4.63             12,628,248
                                                   ------           ------------
NET ASSETS ....................................... 100.00%          $272,462,666
                                                   ======           ============

--------------------------------------------------------------------------------
1 Non-income producing security for six months ended April 30, 2001.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Select Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
 SECTOR ALLOCATION                                                PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Industrials ....................................................   20.33%
   Consumer Discretionary .........................................   18.20%
   Information Technology .........................................   16.46%
   Financials .....................................................   12.47%
   Health Care ....................................................    9.85%
   Telecommunication Services .....................................    8.18%
   Consumer Staples ...............................................    8.16%
   Materials ......................................................    3.36%
   Energy .........................................................    2.99%
                                                                     ------
                                                                     100.00%
                                                                     ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Small Cap Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            FOREIGN COMMON STOCKS--89.58%
            AUSTRIA--0.30%
      700   EMTS Technologie AG 1 ..........................         $    31,072
                                                                     -----------
            BELGIUM--0.51%
    4,320   ICOS Vision Systems Corp. NV1 ..................              53,136
                                                                     -----------
            DENMARK--1.10%
    1,235   ISS A/S 1 ......................................              71,911
    1,360   William Demant 1 ...............................              43,958
                                                                     -----------
                                                                         115,869
                                                                     -----------
            FINLAND--0.40%
    1,860   Amer Group 'A' 1 ...............................              42,125
                                                                     -----------
            FRANCE--9.36%
      930   A Novo 1 .......................................             138,655
    1,860   Altran Technologies SA 1 .......................             120,498
    1,200   Brime Technologies 1 ...........................              50,063
    3,280   Elior ..........................................              40,170
   59,160   Eurotunnel SA 1 ................................              65,627
    5,920   GFI Informatique 1 .............................             150,256
    2,000   Ingenico SA 1 ..................................              47,585
      590   LVL Medical SA .................................              34,557
    1,350   Natexis Banques Populaires 1 ...................             119,806
    2,750   Oberthur Card Systems 1 ........................              36,973
    3,700   Pinguely-Haulotte ..............................              79,134
      490   Radiall SA 1 ...................................              41,311
    8,290   Valtech 1 ......................................              60,106
                                                                     -----------
                                                                         984,741
                                                                     -----------
            GERMANY--5.36%
      930   AWD Holding AG 1 ...............................              36,562
    6,720   BKN International AG 1 .........................              65,600
    1,700   D.Logistics AG 1 ...............................              49,560
      110   Deutsche Boerse AG 1 ...........................              35,241
    1,080   Grenkeleasing AG 1 .............................              33,066
    2,300   Kamps AG .......................................              22,351
    1,120   Medion AG 1 ....................................              96,413
    1,450   Parsytec AG 1 ..................................              48,834
    1,820   Rational AG ....................................              99,332
    1,250   Tecis Holding AG 1 .............................              36,729
    1,230   Zapf Creation AG 1 .............................              39,842
                                                                     -----------
                                                                         563,530
                                                                     -----------
            HONG KONG--1.60%
  161,000   Cafe De Coral Holdings Ltd. 1 ..................              71,737
   73,000   South China Morning Post
            (Holdings) Ltd. ................................              46,567
   10,000   Television Broadcasts Ltd. 1 ...................              50,519
                                                                     -----------
                                                                         168,823
                                                                     -----------
            ITALY--3.61%
    7,610   Autogrill SPA 1 ................................              85,769


--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
   69,000   Beni Stabili SPA 1 .............................         $    34,904
   21,560   Cementir SPA 1 .................................              32,335
   17,510   Cir-Compagnie Industriali SPA 1 ................              31,156
   15,950   Credito Emiliano SPA 1 .........................              51,241
   13,790   Interpump Group SPA 1 ..........................              52,011
    1,420   IFI SPA 1 ......................................              44,232
    3,400   Permasteelisa SPA 1 ............................              48,579
                                                                     -----------
                                                                         380,227
                                                                     -----------
            JAPAN--23.64%
        2   Acces Co., Ltd. ................................              50,496
    1,530   Ariake Japan Co., Ltd. .........................              79,363
    3,500   Arisawa Manufacturing Co., Ltd. ................              72,790
    2,000   ARRK Corp. .....................................              75,258
    2,000   BML, Inc. ......................................              61,177
    1,050   C Two-Network Co., Ltd. ........................              72,733
    1,300   Cimeo Precision Co., Ltd. ......................              57,334
    1,000   Citizen Electronics Co, Ltd. ...................              54,218
    1,000   Don Quijote Co,. Ltd. 1 ........................              75,339
    1,500   Fujitsu Support & Service, Inc. ................              63,726
    1,500   Hogy Medical Co., Ltd. .........................              72,830
    3,000   Hosiden Corp. ..................................              77,200
   12,500   Idec Izumi Corp. ...............................             111,066
    2,000   Jastec Co., Ltd. ...............................              57,455
    2,000   Kobayashi Pharmaceutical Co., Ltd. .............              94,679
    1,250   Macnica, Inc. ..................................              80,923
    2,000   Milbon Co,. Ltd. ...............................              85,778
    1,000   Misumi Corp. ...................................              57,455
    2,000   Moritex Corp. ..................................              64,414
        2   Net One Systems Co., Ltd. ......................              40,947
    1,300   Nihon Micro Coating Co. Ltd. ...................              63,751
    3,850   Nippon Kanzai Co., Ltd. ........................              56,079
    2,900   Origin Toshu Co., Ltd. .........................              73,219
    1,000   Park24 Co., Ltd.1 ..............................              66,842
    1,500   People Co., Ltd. ...............................              80,720
    2,000   Plenus Co., Ltd. ...............................              89,015
    2,000   Sumida Corp. ...................................              63,767
    3,000   Sunkus & Associates, Inc. ......................              77,686
    3,300   Suruga Seiki Co., Ltd. .........................              85,454
    2,000   Taiyo Ink Manufacturing Co., Ltd. ..............              83,026
   24,000   Toshiba Tungaloy Co., Ltd. .....................              95,553
    4,000   Tsuruha Co., Ltd. ..............................              56,840
        2   Yahoo Japan Corp. 1 ............................              78,495
   10,600   Yokowo Co., Ltd. ...............................             110,911
                                                                     -----------
                                                                       2,486,539
                                                                     -----------
            NETHERLANDS--3.82%
    1,550   ASM International NV 1 .........................              35,214
    2,030   Fugro NV 1 .....................................             128,809
    1,420   IHC Caland NV 1 ................................              65,529
    3,253   Nutreco Holding NV 1 ...........................             133,374
    2,000   United Services Group NV .......................              38,515
                                                                     -----------
                                                                         401,441
                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Small Cap Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
            NORWAY--2.42%
    3,460   Gjensidige NOR Sparebank .......................         $    95,468
    3,690   Tandberg ASA 1 .................................              45,431
    4,230   TGS Nopec Geophysical Co. 1 ....................              71,144
    2,690   Tomra Systems ASA ..............................              42,581
                                                                     -----------
                                                                         254,624
                                                                     -----------
            SINGAPORE--1.23%
   33,000   DelGro Corp., Ltd. 1 ...........................             102,389
    7,000   SembCorp Logistics, Ltd. 1 .....................              26,908
                                                                     -----------
                                                                         129,297
                                                                     -----------
            SPAIN--4.29%
    1,500   ACS SA 1 .......................................              41,932
    3,950   Aldeasa SA .....................................              78,872
    3,680   Gamesa SA 1 ....................................              86,544
    2,460   NH Hoteles SA 1 ................................              32,725
   14,530   Red Electrica de Espana 1 ......................             133,976
    8,100   Zardoya Otis SA ................................              76,987
                                                                     -----------
                                                                         451,036
                                                                     -----------
            SWEDEN--1.67%
    1,955   Assa Abloy AB, Class B 1 .......................              34,036
    9,130   Metro International SA, Class B 1 ..............              48,531
    4,800   Poolia AB, Class B .............................              44,007
    5,850   Saab AB, Class B ...............................              48,783
                                                                     -----------
                                                                         175,357
                                                                     -----------
            SWITZERLAND--5.07%
      140   Also-Holding ...................................              44,388
       15   Bank Sarasin & Cie 1 ...........................              35,453
      135   Forbo Holding AG ...............................              61,480
      135   Forbo Holdg AG Warrants 5/14/01 1 ..............               1,424
      185   Gretag-Macbeth Holding AG 1 ....................              30,928
      375   Kaba Holding AG 1 ..............................              93,820
       80   Kudelski SA 1 ..................................              76,094
       92   Kuoni Reisen Holding AG 1 ......................              40,254
      170   Logitech International SA 1 ....................              51,940
      170   Swisslog Holding AG ............................              45,570
       55   Tecan AG 1 .....................................              52,473
                                                                     -----------
                                                                         533,824
                                                                     -----------
            UNITED KINGDOM--25.20%
   10,574   ARM Holdings Plc 1 .............................              58,086
   11,038   Britannic Plc ..................................             146,772
   10,360   Bunzl Plc 1 ....................................              60,986
    9,724   Caledonia Investments Plc 1 ....................             119,632
   23,222   Canary Wharf Finance Plc 1 .....................             179,389
  129,266   Corus Group Plc 1 ..............................             132,219
  113,309   Countrywide Assured Group Plc ..................             174,251
   10,441   EMAP Plc .......................................             124,121
   26,540   Forth Ports Plc ................................             264,249
    6,013   Imperial Chemical Industries Plc ...............              35,612


--------------------------------------------------------------------------------

   SHARES   SECURITY                                                       VALUE
--------------------------------------------------------------------------------
   12,683   Imperial Tobacco Group Plc .....................         $   130,453
    3,412   Logica Plc .....................................              48,810
    1,853   Lonmin Plc .....................................              25,633
   13,665   Man Group Plc ..................................             162,448
   53,064   Morrison Supermarkets Plc ......................             151,821
   18,351   Pillar Property Plc ............................             101,464
    7,491   Reckitt & Benckiser Plc ........................             102,180
    3,940   Schroders Plc ..................................              56,307
    1,230   Schroders Plc, Non Voting ......................              16,892
   30,265   SIG Plc ........................................             114,517
   12,908   Smiths Group Plc ...............................             154,003
    6,400   United Business Media Plc, Class B 1 ...........              22,568
    4,218   United Business Media Plc ......................              43,868
   19,119   Vitec Group Plc ................................             138,805
   13,443   Wolseley Plc ...................................              85,962
                                                                     -----------
                                                                       2,651,048
                                                                     -----------
TOTAL FOREIGN COMMON STOCKS
   (Cost $10,246,193) ......................................           9,422,689
                                                                     -----------

            FOREIGN PREFERRED STOCKS--1.29%
            GERMANY--1.29%
    1,220   Marschollek Lauten  1 ..........................         $   135,336
                                                                     -----------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $118,315) .........................................             135,336
                                                                     ===========
TOTAL INVESTMENTS
   (Cost $10,364,508) .........................    90.87%            $ 9,558,025

OTHER ASSETS IN EXCESS OF
   LIABILITIES ................................     9.13                 960,452
                                                  ------             -----------
NET ASSETS ....................................   100.00%            $10,518,477
                                                  ======             ===========

--------------------------------------------------------------------------------
1 Non-income producing security for six months ended April 30, 2001.

--------------------------------------------------------------------------------
 SECTOR ALLOCATION                                              PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Industrials ..................................................  27.25%
   Consumer Discretionary .......................................  18.73%
   Financials ...................................................  15.70%
   Information Technology .......................................  14.53%
   Consumer Staples .............................................   9.59%
   Materials ....................................................   6.58%
   Health Care ..................................................   3.78%
   Energy .......................................................   2.10%
   Utilities ....................................................   1.41%
   Telecommunication Services ...................................   0.33%
                                                                  ------
                                                                  100.00%
                                                                  ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
             FOREIGN COMMON STOCKS--88.25%
             BRAZIL--4.43%
     8,596   Brasil Telecom Participacoes ADR 1 .................   $    369,112
    50,813   CVRD ADR ...........................................      1,178,862
22,066,200   Eletrobras SA 1 ....................................        378,105
    37,691   Embratel Participacoes ADR 1 .......................        341,857
48,328,100   Siderurgica Nacional ...............................      1,141,678
    44,318   Tele Norte Leste Participacoes ADR 1 ...............        774,679
    20,000   Telesp Celular Participacoes ADR 1 .................        336,000
    46,815   Unibanco GDR .......................................      1,125,901
                                                                    ------------
                                                                       5,646,194
                                                                    ------------
             CHILE--2.75%
     6,000   Banco Santander ADR 1 ..............................        102,120
    93,794   Compania de Telecomunicaciones
             de Chile SA ADR 1 ..................................      1,339,378
    32,479   DyS ADR 1 ..........................................        470,946
    21,100   Embotelladora Andina SA ADR ........................        281,685
    27,100   Empresa Nacional de Electricidad
             SA ADR 1 ...........................................        302,165
    61,569   Enersis ADR ........................................      1,010,347
                                                                    ------------
                                                                       3,506,641
                                                                    ------------
             CHINA--5.13%
   785,000   China Mobile Ltd. 1 ................................      3,865,111
   149,000   Citic Pacific Ltd. 1 ...............................        428,907
       179   First Pacific Co., Ltd. 1 ..........................             41
     1,300   Huaneng Power International, Inc. ADR ..............         29,887
   610,000   Legend Holdings Ltd. ...............................        484,934
 5,408,000   PetroChina Co., Ltd. 1 .............................      1,158,015
   856,000   TravelSky Technology Ltd. 1 ........................        570,740
                                                                    ------------
                                                                       6,537,635
                                                                    ------------
             CZECH REPUBLIC--0.73%
   179,520   Ceske Energeticke Zavody 1 .........................        479,845
    30,680   Cesky Telecom AS 1 .................................        290,682
     9,830   IF Zivnobanka 1 ....................................        164,061
                                                                    ------------
                                                                         934,588
                                                                    ------------
             GREECE--0.01%
       400   Titan Cement Co. 1 .................................         15,136
                                                                    ------------
             HUNGARY--2.68%
    23,580   Gedeon Richter 1 ...................................      1,318,674
     1,076   Matav ADR 1 ........................................         17,969
   256,315   Matav 1 ............................................        815,805
    22,103   OTP Bank 1 .........................................      1,041,677
    34,060   Raba 1 .............................................        214,779
                                                                    ------------
                                                                       3,408,904
                                                                    ------------

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
             INDIA--7.16%
   246,800   Bharat Heavy Electricals Ltd. 1 ....................   $    829,166
    28,000   Cipla Ltd. 1 .......................................        685,398
         1   EIH Ltd. 1 .........................................              5
     6,000   Gujarat Ambuja Cements Ltd. GDR ....................         22,200
     2,300   Hindalco Industries Ltd. 1 .........................         39,758
     9,500   Hindalco Industries Ltd. 144A GDR ..................        190,237
   276,200   Hindustan Lever Ltd. ...............................      1,242,856
    14,949   Infosys Technologies Ltd. ..........................      1,189,856
    31,781   ITC Ltd. ...........................................        568,068
     2,000   ITC Ltd. GDR .......................................         39,500
   178,900   Larsen & Toubro Ltd. 1 .............................        839,972
     1,000   Larsen & Toubro Ltd. GDR 1 .........................         10,475
   179,261   Mahanagar Telephone Nigam Ltd. 1 ...................        575,273
     3,110   Mahanagar Telephone Nigam Ltd.GDR 1 ................         20,137
   204,421   Reliance Industries Ltd. 1 .........................      1,497,094
    69,450   Satyam Computer Services Ltd. ......................        320,670
   232,700   State Bank of India ................................      1,043,386
                                                                    ------------
                                                                       9,114,051
                                                                    ------------
             INDONESIA--0.86%
   446,000   PT Gudang Garam Tbk ................................        440,233
 4,314,000   PT IndoFood Sukses Makmur Tbk. 1 ...................        278,922
 1,804,000   PT Telekomunikasi Indonesia1 .......................        373,241
                                                                    ------------
                                                                       1,092,396
                                                                    ------------
             ISRAEL--5.61%
   287,560   Bank Hapoalim Ltd. .................................        721,509
   871,710   Bank Leumi Le-Israel 1 .............................      1,837,066
    25,180   Baran Group Ltd. 1 .................................        505,671
   811,290   Bezeq 1 ............................................      1,148,330
    88,340   Blue Square Chain Stores 1 .........................      1,365,818
    24,160   Discount Investment Corp. 1 ........................        773,962
    48,150   Elron 1 ............................................        787,549
                                                                    ------------
                                                                       7,139,905
                                                                    ------------
             KOREA--13.70%
     6,255   H & CB ADR .........................................         60,048
    35,950   Hyundai Motor Co., Ltd. ............................        562,316
    62,811   Kookmin Bank .......................................        744,003
    56,670   Korea Electric Power Corp. .........................        978,924
    93,063   Korea Electric Power Corp. ADR .....................        877,584
     6,715   Korea Telecom Corp. ................................        321,219
    14,445   Korea Telecom Corp. ADR ............................        399,115
     5,473   LG Chem Investment Ltd. ............................         64,828
    26,780   LG Chem Ltd. 1 .....................................        260,276
     6,492   LG Household & Health Care Ltd. 1 ..................         88,729
     5,146   Pohang Iron & Steel ................................        382,922
    26,825   Pohang Iron & Steel ADR ............................        536,768
    29,532   Samsung Electronics ................................      5,135,025

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
     6,974   Samsung Electronics 144A GDR .......................   $    617,373
    22,020   Samsung Fire & Marine Insurance ....................        591,882
   108,820   Samsung Heavy Industries Co., Ltd. 1 ...............        450,318
    29,720   Samsung Securities Co., Ltd. 1 .....................        780,799
   107,260   Shinhan Bank .......................................        952,879
     1,300   Shinhan Bank GDR ...................................         22,685
     9,767   Shinsegae Co., Ltd. ................................        589,580
    15,055   SK Telecom .........................................      2,589,186
    20,924   SK Telecom ADR .....................................        440,450
                                                                    ------------
                                                                      17,446,909
                                                                    ------------
             MALAYSIA--2.71%
    60,000   British American Tobacco Berhad ....................        548,677
   256,000   Malayan Banking ....................................        660,202
   225,000   MNI Holdings Berhad ................................        260,523
   287,000   New Straits Times Press ............................        225,065
   289,000   Resorts World Berhad 1 .............................        395,469
   339,000   Sime Darby Berhad ..................................        340,780
   570,000   Technology Resources Industries
             Berhad 1 ...........................................        266,996
   184,000   Telekom Malaysia 1 .................................        435,784
   172,000   Unisem Berhad 1 ....................................        314,575
                                                                    ------------
                                                                       3,448,071
                                                                    ------------
             MEXICO--10.23%
     5,700   Alfa SA de CV ......................................          7,393
    50,919   America Movil, Series L 1 ..........................        936,910
   736,120   Banacci ............................................      1,372,077
   114,405   Cemex SA CPO 1 .....................................        527,548
   243,300   Consorcio ARA SA de CV 1 ...........................        338,676
    74,100   Corporacion Geo SA de CV 1 .........................         60,016
   382,110   Femsa 1 ............................................      1,458,290
     8,721   Grupo Carso 1 ......................................         21,661
 1,041,478   Grupo Financiero BBVA Bancomer 1 ...................        834,532
   103,500   Grupo Industrial Saltillo, Series B 1 ..............         87,181
   415,867   Grupo Modelo, Series C .............................      1,140,715
   238,346   Kimberly Clark, Series A 1 .........................        635,761
     6,500   Organizacion Soriana, Series B 1 ...................         14,214
   104,619   Telemex ADR ........................................      3,619,818
    19,938   Televisa GDR 1 .....................................        758,242
   511,400   Walmart de Mexico, Series V ........................      1,214,989
                                                                    ------------
                                                                      13,028,023
                                                                    ------------
             PHILIPPINES--0.40%
   348,075   Bank of the Philippine Islands .....................        511,278
                                                                    ------------
             POLAND--1.25%
    24,120   Budimex 1 ..........................................        112,611
    36,535   Grupo Kety 1 .......................................        413,987
   150,965   Wielkopolski Bank Kredytowy ........................      1,062,946
                                                                    ------------
                                                                       1,589,544
                                                                    ------------

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
             PORTUGAL--0.00%
        40   Jeronimo Martins 1 .................................   $        277
                                                                    ------------
             ROMANIA--0.10%
   109,187   Alro 1 .............................................         85,076
 1,202,500   Dacia 1 ............................................         20,698
   299,212   Terapia ............................................         18,121
                                                                    ------------
                                                                         123,895
                                                                    ------------
             RUSSIA--4.06%
    67,944   Lukoil Holding ADR 1 ...............................      3,005,775
   126,250   Mosenergo ADR 1 ....................................        425,715
   153,295   Surgutneftegaz ADR 1 ...............................      1,739,898
                                                                    ------------
                                                                       5,171,388
                                                                    ------------
             SOUTH AFRICA--8.10%
   259,708   ABSA ...............................................      1,136,829
   388,600   African Bank Investments Ltd. 1 ....................        423,443
    28,950   Anglo American Platinum Corp. Ltd. .................      1,297,883
    14,100   AngloGold ..........................................        500,436
     3,400   Barlow .............................................         23,499
   115,610   Bidvest Group 1 ....................................        673,072
    28,450   De Beers Centenary Linked Units ....................      1,193,270
     6,177   Dimension Data Holdings 1 ..........................         28,654
     1,400   Fedsure Holdings 1 .................................          3,269
   615,900   FirstRand ..........................................        631,240
    57,500   Nedcor .............................................      1,052,615
   565,756   New Clicks Holdings ................................        634,098
   171,135   Sappi ..............................................      1,562,166
   125,400   Sasol ..............................................      1,124,384
     3,382   South African Breweries ............................         23,038
                                                                    ------------
                                                                      10,307,896
                                                                    ------------
             TAIWAN--12.25%
     1,220   ASE Test Ltd. 1 ....................................         16,958
   263,905   Asustek Computer Inc 1 .............................      1,199,568
     5,907   Asustek Computer GDR 1 .............................         26,582
       348   Asustek Computer Inc.144A GDR 1 ....................          1,566
 2,285,775   Bank Sinopac 1 .....................................      1,021,614
   285,672   Cathay Life Insurance 1 ............................        421,256
   796,722   China Steel Corp. 1 ................................        462,675
       234   China Steel Corp. GDR 1 ............................          2,685
   744,000   Compal Electronics Inc. 1 ..........................      1,266,768
   104,160   Compeq Manufacturing Co., Ltd. 1 ...................        318,276
   462,356   Far Eastern Textile Ltd. 1 .........................        282,559
   623,517   Formosa Plastics Corp. 1 ...........................        779,159
   162,740   Hon Hai Precision Industry Co., Ltd. 1 .............        954,966
   161,920   President Chain Store Corp. 1 ......................        467,692
 1,852,968   Taishin International Bank 1 .......................        833,808
   178,000   Taiwan Cellular Corp. 1 ............................        281,423
 1,183,560   Taiwan Semiconductor 1 .............................      3,274,672
     5,935   Taiwan Semiconductor ADR 1 .........................        143,864

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Emerging Markets Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
  1,571,200  United Microelectronics Corp. Ltd. 1 ...............   $  2,507,996
    768,280  Winbond Electronics Corp. 1 ........................        901,660
    578,000  Yuanta-Core Pacific Securities Co. 1 ...............        439,343
                                                                    ------------
                                                                      15,605,090
                                                                    ------------
             THAILAND--1.43%
    108,700  Advanced Info Services .............................      1,100,096
     43,000  Siam Cement Public Co., Ltd. 1 .....................        369,244
     48,000  Siam Commercial Bank 1 .............................         24,184
     86,999  Telecom Asia Wts Expire 12/31/49 ...................              0
    645,400  Thai Farmers Bank Public Co. 1 .....................        328,709
                                                                    ------------
                                                                       1,822,233
                                                                    ------------
             TURKEY--4.07%
  4,186,204  Akbank .............................................         18,638
  8,479,856  Enka Holding Yatirim AS ............................        710,664
278,668,970  Finansbank 1 .......................................        334,500
242,058,653  Hurriyet 1 .........................................      1,267,876
 89,700,000  T Garanti 1 ........................................        462,008
 52,977,650  Tansas .............................................        485,609
272,704,685  Vestel .............................................        928,458
210,181,674  Yapi ve Kredi 1 ....................................        972,469
                                                                    ------------
                                                                       5,180,222
                                                                    ------------
             UNITED KINGDOM--0.01%
      8,200  Old Mutual Plc .....................................         17,303
                                                                    ------------
             VENEZUELA--0.28%
     15,400  CAN-TV ADR .........................................        352,814
                                                                    ------------
             OTHER--0.30%
     49,000  Mauritius Fund Limited 1 ...........................        269,500
     14,450  Oryx Fund Limited 1 ................................        115,600
                                                                    ------------
                                                                         385,100
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Cost $130,400,596) ...........................................    112,385,493
                                                                    ------------

--------------------------------------------------------------------------------

    SHARES   SECURITY                                                      VALUE
--------------------------------------------------------------------------------
             FOREIGN PREFERRED STOCKS--5.93%
             BRAZIL--5.71%
 7,956,050   Companhia de Bebidas das
             Americas (AmBev) 1 .................................   $  1,955,840
27,810,400   Electrobras 1 ......................................        437,774
54,155,300   Gerdau SA 1 ........................................        499,609
21,019,250   Itaubanco 1 ........................................      1,699,980
    99,100   Petrobras ADR ......................................      2,675,700
                                                                    ------------
                                                                       7,268,903
                                                                    ------------
             THAILAND--0.22%
   570,000   Siam Commercial Bank Public
             Co., Ltd. 1 ........................................        284,064
                                                                    ------------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $7,199,754) ............................................      7,552,967
                                                                    ------------
TOTAL INVESTMENTS
   (Cost $137,600,350) ..............................  94.18%       $119,938,460
OTHER ASSETS IN EXCESS OF
   LIABILITIES ......................................   5.82%          7,405,265
                                                      ------        ------------
NET ASSETS .......................................... 100.00%       $127,343,725
                                                      ======        ============

--------------------------------------------------------------------------------
1 Non-income producing security for six months ended April 30, 2001.
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
144A -- Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. 144A securities comprised 0.64% of the Fund's net assets.

--------------------------------------------------------------------------------
 SECTOR ALLOCATION                                            PERCENT HELD
 As of April 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Financials .................................................  21.37%
   Telecommunication Services .................................  17.85%
   Information Technology .....................................  16.33%
   Materials ..................................................  11.74%
   Consumer Staples ...........................................   8.71%
   Energy .....................................................   8.10%
   Consumer Discretionary .....................................   5.86%
   Industrials ................................................   4.19%
   Utilities ..................................................   4.05%
   Health Care ................................................   1.80%
                                                                ------
                                                                100.00%
                                                                ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                  APRIL 30, 2001

                                                                                                               INTERNATIONAL
                                                                                                  EUROPEAN            SELECT
                                                                                               EQUITY FUND       EQUITY FUND
                                                                                               -----------       -----------
ASSETS
   Investments at value 1 .................................................................   $ 59,358,660      $259,834,418
   Cash ...................................................................................             --        13,024,062
   Foreign currency 2 .....................................................................        619,764               173
   Receivable for securities sold .........................................................      3,946,738                --
   Receivable for capital shares sold .....................................................         79,583           982,514
   Dividend and interest receivable .......................................................        216,024           448,440
   Receivable for foreign taxes withheld ..................................................         61,649           143,983
   Unrealized appreciation on forward currency contracts ..................................         16,068                --
   Due from Advisor .......................................................................             --                --
   Prepaid expenses and other assets ......................................................         40,439            47,618
                                                                                              ------------      ------------
Total assets ..............................................................................     64,338,925       274,481,208
                                                                                              ------------      ------------
LIABILITIES
   Due to advisor .........................................................................         53,766           236,876
   Due to administrator ...................................................................         38,777           129,121
   Due to custodian .......................................................................        404,651           125,272
   Payable for securities purchased .......................................................        968,605           363,372
   Payable for capital shares redeemed ....................................................      1,132,274         1,127,939
   Unrealized depreciation on forward currency contracts ..................................            208                --
   Accrued expenses and other .............................................................         91,710            35,962
                                                                                              ------------      ------------
Total liabilities .........................................................................      2,689,991         2,018,542
                                                                                              ------------      ------------
NET ASSETS ................................................................................   $ 61,648,934      $272,462,666
                                                                                              ============      ============
COMPOSITION OF NET ASSETS
   Paid-in capital ........................................................................   $ 74,288,234      $322,768,937
   Undistributed net investment (expenses in excess of) income ............................        (83,892)         (218,786)
   Accumulated net realized loss on investment and foreign currency transactions ..........    (13,071,260)      (42,556,824)
   Net unrealized appreciation (depreciation) on investments and foreign currencies .......        515,852        (7,530,661)
                                                                                              ------------      ------------
NET ASSETS ................................................................................   $ 61,648,934      $272,462,666
                                                                                              ============      ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 3 ..................................................................   $      25.27      $      17.52
                                                                                              ============      ============
   Investment Class 4 .....................................................................   $      24.03      $      17.30
                                                                                              ============      ============
   Premier Class 5 ........................................................................   $         --      $      17.39
                                                                                              ============      ============
   Class A 6 ..............................................................................   $       9.34      $       9.90
                                                                                              ============      ============
   Class B 7 ..............................................................................   $       9.33      $       9.88
                                                                                              ============      ============
   Class C 8 ..............................................................................   $       9.33      $       9.88
                                                                                              ============      ============

                                                                                              INTERNATIONAL         EMERGING
                                                                                                  SMALL CAP          MARKETS
                                                                                                EQUITY FUND      EQUITY FUND
                                                                                                -----------      -----------
ASSETS
   Investments at value 1 .................................................................    $  9,558,025     $119,938,460
   Cash ...................................................................................         438,482          616,409
   Foreign currency 2 .....................................................................         599,437        1,694,592
   Receivable for securities sold .........................................................         626,928        3,323,914
   Receivable for capital shares sold .....................................................              --        5,900,992
   Dividend and interest receivable .......................................................          40,948          278,779
   Receivable for foreign taxes withheld ..................................................           8,819            7,641
   Unrealized appreciation on forward currency contracts ..................................              --               --
   Due from Advisor .......................................................................           8,544               --
   Prepaid expenses and other assets ......................................................             547              547
                                                                                               ------------     ------------
Total assets ..............................................................................      11,281,730      131,761,334
                                                                                               ------------     ------------
LIABILITIES
   Due to advisor .........................................................................              --          107,894
   Due to administrator ...................................................................           9,933           61,462
   Due to custodian .......................................................................          98,748          317,833
   Payable for securities purchased .......................................................         611,952        3,146,930
   Payable for capital shares redeemed ....................................................              --          716,592
   Unrealized depreciation on forward currency contracts ..................................              --               --
   Accrued expenses and other .............................................................          42,620           66,898
                                                                                               ------------     ------------
Total liabilities .........................................................................         763,253        4,417,609
                                                                                               ------------     ------------
NET ASSETS ................................................................................    $ 10,518,477     $127,343,725
                                                                                               ============     ============
COMPOSITION OF NET ASSETS
   Paid-in capital ........................................................................    $ 15,360,973     $152,867,448
   Undistributed net investment (expenses in excess of) income ............................        (122,656)         680,073
   Accumulated net realized loss on investment and foreign currency transactions ..........      (3,913,717)      (8,556,144)
   Net unrealized appreciation (depreciation) on investments and foreign currencies .......        (806,123)     (17,647,652)
                                                                                               ------------     ------------
NET ASSETS ................................................................................    $ 10,518,477     $127,343,725
                                                                                               ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 3 ..................................................................    $       8.77     $       5.38
                                                                                               ============     ============
   Investment Class 4 .....................................................................    $         --     $         --
                                                                                               ============     ============
   Premier Class 5 ........................................................................    $         --     $         --
                                                                                               ============     ============
   Class A 6 ..............................................................................    $         --     $         --
                                                                                               ============     ============
   Class B 7 ..............................................................................    $         --     $         --
                                                                                               ============     ============
   Class C 8 ..............................................................................    $         --     $         --
                                                                                               ============     ============

---------------------------------------------------------------------------------------------------------------------------
1 Cost of Investments: European Equity Fund $58,821,716, International Select Equity Fund $267,358,210, International Small
  Cap Equity Fund $10,364,508, Emerging Markets Equity Fund $137,600,350.
2 Cost of Foreign Currency: European Equity Fund $615,981, International Select Equity Fund $174, International Small Cap
  Equity Fund $599,478, and Emerging Markets Equity Fund $1,694,025.
3 Net asset value, redemption price and offering price per share (based on net assets of $39,094,665, $67,102,757,
  $10,518,477, and $127,343,725 and 1,547,000, 3,830,990, 1,199,043, and 23,690,681 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund, International Select Equity Fund, International Small Cap
  Equity Fund and Emerging Markets Equity Fund).
4 Net asset value, redemption price and offering price per share (based on net assets of $22,400,808, $12,369,021 and
  932,054, 715,043 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund and
  International Select Equity Fund).
5 Net asset value, redemption price and offering price per share (based on net assets of $192,842,562 and 11,088,618 shares outstanding; $0.001 par value, unlimited number of shares authorized for International Select Equity Fund).
6 Net asset value, redemption price and offering price per share (based on net assets of $60,175 and $49,482 and 6,443 and
  5,000 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund--Class A and
  International Select Equity Fund--Class A).
7 Net asset value, redemption price and offering price per share (based on net assets of $46,643 and $49,422 and 5,000 and
  5,000 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund--Class B and
  International Select Equity Fund--Class B).
8 Net asset value, redemption price and offering price per share (based on net assets of $46,643 and $49,422 and 5,000 and
  5,000 shares outstanding; $0.001 par value, unlimited number of shares authorized for European Equity Fund--Class C and
  International Select Equity Fund--Class C).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    30 & 31

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)

                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2001

                                                                                                    INTERNATIONAL
                                                                                    EUROPEAN               SELECT
                                                                                 EQUITY FUND          EQUITY FUND
                                                                                ------------        -------------
INVESTMENT INCOME
   Interest .................................................................   $    121,122        $     248,476
   Dividends ................................................................        463,768            1,365,886
   Less: foreign taxes withheld .............................................        (82,735)            (234,786)
                                                                                ------------        -------------
Total investment income .....................................................        502,155            1,379,576
EXPENSES
   Investment advisory fees .................................................        265,803              909,495
   Administration fees ......................................................        113,915              389,784
   Professional fees ........................................................         40,078                9,645
   Custody fees .............................................................        182,471              160,525
   Trustees fees ............................................................          2,154                   --
   Registration fees ........................................................          3,723                   --
   Servicing plan fees ......................................................         34,472               10,634
   Printing & shareholder reports ...........................................         16,577               20,594
   Interest expense .........................................................          6,428               15,870
   Miscellaneous ............................................................          4,251                  542
                                                                                ------------        -------------
Total expenses ..............................................................        669,872            1,517,089
   Less: fee waivers and/or expense reimbursements ..........................       (128,720)            (220,611)
     waivers by custodian 1 .................................................        (25,728)             (28,314)
                                                                                ------------        -------------
Net expenses ................................................................       (515,424)           1,268,164
                                                                                ------------        -------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ...............................        (13,269)             111,412
                                                                                ------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ................................................     (8,561,543)         (42,266,251)
     Foreign currency transactions ..........................................        (85,927)            (307,797)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .....................................        730,917           17,927,192
                                                                                ------------        -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ...     (7,916,553)         (24,646,856)
                                                                                ------------        -------------
   NET DECREASE IN NET ASSETS FROM OPERATIONS ...............................   $ (7,929,822)       $ (24,535,444)
                                                                                ============        =============

                                                                                INTERNATIONAL           EMERGING
                                                                                    SMALL CAP            MARKETS
                                                                                  EQUITY FUND        EQUITY FUND
                                                                                -------------      -------------
INVESTMENT INCOME
   Interest .................................................................   $      29,200      $     132,103
   Dividends ................................................................          91,738          1,773,474
   Less: foreign taxes withheld .............................................         (13,752)          (168,835)
                                                                                -------------      -------------
Total investment income .....................................................         107,186          1,736,742
EXPENSES
   Investment advisory fees .................................................          79,990            623,877
   Administration fees ......................................................          23,997            187,160
   Professional fees ........................................................          22,693             63,366
   Custody fees .............................................................          96,348            355,180
   Trustees fees ............................................................           3,540              3,278
   Registration fees ........................................................           7,265              6,627
   Servicing plan fees ......................................................              --                478
   Printing & shareholder reports ...........................................          16,753             18,433
   Interest expense .........................................................           3,784             24,346
   Miscellaneous ............................................................           3,594              1,637
                                                                                -------------      -------------
Total expenses ..............................................................         257,964          1,284,382
   Less: fee waivers and/or expense reimbursements ..........................        (137,280)          (424,429)
     waivers by custodian 1 .................................................         (16,913)           (59,854)
                                                                                -------------      -------------
Net expenses ................................................................         103,771            800,099
                                                                                -------------      -------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ...............................           3,415            936,643
                                                                                -------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) from:
     Investment transactions ................................................      (3,839,973)        (7,097,667) 2
     Foreign currency transactions ..........................................          24,950           (227,217)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .....................................       1,762,094         (3,760,209)
                                                                                -------------      -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ...      (2,052,929)       (11,085,093)
                                                                                -------------      -------------
   NET DECREASE IN NET ASSETS FROM OPERATIONS ...............................   $  (2,049,514)     $ (10,148,450)
                                                                                =============      =============

-----------------------------------------------------------------------------------------------------------------
1 One-time waiver by custodian.
2 Net of $21,780 in foreign withholding taxes paid on net realized gains in certain countries.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     32 & 33

International Equity Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------
                                                                                    FOR THE SIX              FOR THE
                                                                                   MONTHS ENDED           YEAR ENDED
                                                                                 APRIL 30, 2001 1   OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            EUROPEAN
                                                                                                         EQUITY FUND
                                                                                                       -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment (expenses in excess of) income ...............................  $     (13,269)       $     339,788
   Net realized gain (loss) on investment and foreign currency transactions ....     (8,647,470)          (3,797,115)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................................        730,917             (226,878)
                                                                                  -------------        -------------
Net decrease in net assets from operations .....................................     (7,929,822)          (3,684,205)
                                                                                  -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .......................................................       (602,277)            (132,743)
     Investment Class ..........................................................       (424,790)                  --
     Premier Class 4 ...........................................................             --                   --
   Net realized gain from investment transactions
     Institutional Class .......................................................             --                   --
     Investment Class ..........................................................             --                   --
     Premier Class 4 ...........................................................             --                   --
                                                                                  -------------        -------------
Total distributions ............................................................     (1,027,067)            (132,743)
                                                                                  -------------        -------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sales of shares .............................................    123,768,117          264,434,959
     Dividend reinvestments ....................................................        905,460              117,898
     Cost of shares redeemed ...................................................   (134,484,307)        (181,216,291)
                                                                                  -------------        -------------
Net increase (decrease) in net assets from capital share transactions ..........     (9,810,730)          83,336,566
                                                                                  -------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................    (18,767,619)          79,519,618
                                                                                  -------------        -------------
NET ASSETS
   Beginning of period .........................................................     80,416,553              896,935
                                                                                  -------------        -------------
   End of period ...............................................................  $  61,648,934        $  80,416,553
                                                                                  =============        =============

-----------------------------------------------------------------------------------------------------------------------
                                                                                    FOR THE SIX               FOR THE
                                                                                   MONTHS ENDED            YEAR ENDED
                                                                                 APRIL 30, 2001 1    OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                        INTERNATIONAL
                                                                                                   SELECT EQUITY FUND
                                                                                                   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment (expenses in excess of) income ...............................  $     111,412          $    564,315
   Net realized gain (loss) on investment and foreign currency transactions ....    (42,574,048)           26,415,452
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................................     17,927,192           (30,971,839)
                                                                                  -------------          ------------
Net decrease in net assets from operations .....................................    (24,535,444)           (3,992,072)
                                                                                  -------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .......................................................             --              (313,559)
     Investment Class ..........................................................             --                    --
     Premier Class 4 ...........................................................     (1,267,033)                   --
   Net realized gain from investment transactions
     Institutional Class .......................................................     (4,775,693)           (2,159,370)
     Investment Class ..........................................................     (1,194,544)                 (242)
     Premier Class 4 ...........................................................    (19,797,850)                   --
                                                                                  -------------          ------------
Total distributions ............................................................    (27,035,120)           (2,473,171)
                                                                                  -------------          ------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sales of shares .............................................    300,779,540           641,784,382
     Dividend reinvestments ....................................................     25,468,809             2,468,556
     Cost of shares redeemed ...................................................   (280,375,830)         (421,214,303)
                                                                                  -------------          ------------
Net increase (decrease) in net assets from capital share transactions ..........     45,872,519           223,038,635
                                                                                  -------------          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................     (5,698,045)          216,573,392
                                                                                  -------------          ------------
NET ASSETS
   Beginning of period .........................................................    278,160,711            61,587,319
                                                                                  -------------          ------------
   End of period ...............................................................  $ 272,462,666          $278,160,711
                                                                                  =============          ============

------------------------------------------------------------------------------------------------------------------------
                                                                                    FOR THE SIX               FOR THE
                                                                                   MONTHS ENDED            YEAR ENDED
                                                                                 APRIL 30, 2001 1    OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------
                                                                                                        INTERNATIONAL
                                                                                                SMALL CAP EQUITY FUND
                                                                                                ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment (expenses in excess of) income ...............................   $      3,415          $     68,522
   Net realized gain (loss) on investment and foreign currency transactions ....     (3,815,023)            2,538,417
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................................      1,762,094            (4,794,703)
                                                                                   ------------          ------------
Net decrease in net assets from operations .....................................     (2,049,514)           (2,187,764)
                                                                                   ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .......................................................       (451,244)             (258,184)
     Investment Class ..........................................................             --                    --
     Premier Class 4 ...........................................................             --                    --
   Net realized gain from investment transactions
     Institutional Class .......................................................     (2,222,036)           (1,074,834)
     Investment Class ..........................................................             --                    --
     Premier Class 4 ...........................................................             --                    --
                                                                                   ------------          ------------
Total distributions ............................................................     (2,673,280)           (1,333,018)
                                                                                   ------------          ------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sales of shares .............................................     43,832,538            54,937,399
     Dividend reinvestments ....................................................      2,654,751             1,333,010
     Cost of shares redeemed ...................................................    (52,521,854)          (42,403,412)
                                                                                   ------------          ------------
Net increase (decrease) in net assets from capital share transactions ..........     (6,034,565)           13,866,997
                                                                                   ------------          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................    (10,757,359)           10,346,215
                                                                                   ------------          ------------
NET ASSETS
   Beginning of period .........................................................     21,275,836            10,929,621
                                                                                   ------------          ------------
   End of period ...............................................................   $ 10,518,477          $ 21,275,836
                                                                                   ============          ============

-----------------------------------------------------------------------------------------------------------------------
                                                                                    FOR THE SIX               FOR THE
                                                                                   MONTHS ENDED            YEAR ENDED
                                                                                 APRIL 30, 2001 1    OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             EMERGING
                                                                                                  MARKETS EQUITY FUND
                                                                                                  -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment (expenses in excess of) income ...............................  $     936,643         $     282,218
   Net realized gain (loss) on investment and foreign currency transactions ....     (7,324,884) 2         24,222,271 3
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .....................................     (3,760,209)          (28,448,240)
                                                                                  -------------         -------------
Net decrease in net assets from operations .....................................    (10,148,450)           (3,943,751)
                                                                                  -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Institutional Class .......................................................             --              (721,835)
     Investment Class ..........................................................             --                    --
     Premier Class 4 ...........................................................             --                    --
   Net realized gain from investment transactions
     Institutional Class .......................................................     (6,607,592)                   --
     Investment Class ..........................................................             --                    --
     Premier Class 4 ...........................................................             --                    --
                                                                                  -------------         -------------
Total distributions ............................................................     (6,607,592)             (721,835)
                                                                                  -------------         -------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sales of shares .............................................    102,531,080            82,381,420
     Dividend reinvestments ....................................................      6,316,237               718,906
     Cost of shares redeemed ...................................................    (98,108,128)         (108,960,266)
                                                                                  -------------         -------------
Net increase (decrease) in net assets from capital share transactions ..........     10,739,189           (25,859,940)
                                                                                  -------------         -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................     (6,016,853)          (30,525,526)
                                                                                  -------------         -------------
NET ASSETS
   Beginning of period .........................................................    133,360,578           163,886,104
                                                                                  -------------         -------------
   End of period ...............................................................  $ 127,343,725         $ 133,360,578
                                                                                  =============         =============

--------------------------------------------------------------------------------
1 Unaudited.
2 Net of $21,780 in foreign withholding taxes paid on net realized gains in certain countries.
3 Net of $1,866,711 in foreign withholding taxes paid on net realized gains in certain countries.
4 The International Select Equity Premier Class began operations on February 29,
  2000.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                     34 & 35

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
 EUROPEAN EQUITY FUND--                       FOR THE SIX                                              FOR THE PERIOD
 INSTITUTIONAL CLASS                         MONTHS ENDED                                               SEPT. 3, 1996 2
                                                APRIL 30,            FOR THE YEARS ENDED OCTOBER 31,          THROUGH
                                                    2001 1         2000       1999      1998      1997  OCT. 31, 1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $28.44        $11.43     $13.50    $12.81    $10.60         $10.00
                                                   ------        ------     ------    ------    ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment (expenses in
     excess of) income .........................     0.04         (1.37)      0.29      0.15      0.25             --
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ................................    (2.84)        16.20       2.04      1.68      2.11           0.60
                                                   ------        ------     ------    ------    ------         ------
Total from investment operations ...............    (2.80)        14.83       2.33      1.83      2.36           0.60
                                                   ------        ------     ------    ------    ------         ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................    (0.37)        (0.08)     (0.29)    (0.24)    (0.03)            --
   Realized capital gain from investment
     transactions ..............................       --            --      (4.11)    (0.90)    (0.12)            --
                                                   ------        ------     ------    ------    ------         ------
Total distributions ............................    (0.37)        (0.08)     (4.40)    (1.14)    (0.15)            --
                                                   ------        ------     ------    ------    ------         ------
OTHER CAPITAL CHANGES 3 ........................       --          2.26         --        --        --             --
                                                   ------        ------     ------    ------    ------         ------
NET ASSET VALUE, END OF PERIOD .................   $25.27        $28.44     $11.43    $13.50    $12.81         $10.60
                                                   ======        ======     ======    ======    ======         ======
TOTAL INVESTMENT RETURN ........................    (9.97)%      149.63%     21.18%    15.36%    22.48%          6.00%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................  $39,095       $50,677       $897    $5,387   $39,330        $17,902
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ......................     0.05% 4,5     0.92%      1.23%     1.12%     1.71%         (0.41)%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..............     1.29% 4,5     1.28%        --%       --%       --%            --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ..............     1.25% 4,5     1.25%      0.90%     0.90%     0.90%          0.90%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..............     1.61% 4,5     1.94%      1.64%     1.13%     1.17%          1.40%
   Portfolio turnover rate .....................      122%          377%        80%       49%       45%             5%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Represents one-time gain from accounting for cancellation of certain shareholder trades.
4 Annualized.
5 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------
 EUROPEAN EQUITY FUND--                                                                      FOR THE PERIOD
  INVESTMENT CLASS                                                   FOR THE SIX          DECEMBER 23, 1999 2
                                                                    MONTHS ENDED                    THROUGH
                                                                  APRIL 30, 2001 1         OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..................................   $27.11                     $14.63
                                                                          ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ......................    (0.03)                      0.04
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...........................................    (2.64)                     11.48
                                                                          ------                     ------
Total from investment operations ......................................    (2.67)                     11.52
                                                                          ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................................    (0.41)                        --
                                                                          ------                     ------
   Total distributions ................................................    (0.41)                        --
                                                                          ------                     ------
OTHER CAPITAL CHANGES 3 ...............................................       --                       0.96
                                                                          ------                     ------
NET ASSET VALUE, END OF PERIOD ........................................   $24.03                     $27.11
                                                                          ======                     ======
TOTAL INVESTMENT RETURN ...............................................    (9.96)%                    85.30%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...........................  $22,401                    $29,739
   Ratios to average net assets:
     Net investment (expenses in excess of) income ....................    (0.18)% 4,5                 0.36% 4
     Expenses after waivers and/or reimbursements (includes
        interest expense paid by the Fund) ............................     1.54% 4,5                  1.54% 4
     Expenses after waivers and/or reimbursements (excludes
        interest expense paid by the Fund) ............................     1.50% 4,5                  1.50% 4
     Expenses before waivers and/or reimbursements (includes
        interest expense paid by the Fund) ............................     1.86% 4,5                  2.07% 4
   Portfolio turnover rate ............................................      122%                       377%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Represents one-time gain from accounting for cancellation of certain shareholder trades.
4 Annualized.
5 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
 EUROPEAN EQUITY FUND--                                                                              FOR THE PERIOD
  CLASS A                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                    APRIL 30, 2001 2
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................................   $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................................................................................     0.02
   Net realized and unrealized loss on investments and foreign currencies ................................    (0.68)
                                                                                                             ------
Total from investment operations .........................................................................    (0.66)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ...........................................................................   $ 9.34
                                                                                                             ======
TOTAL INVESTMENT RETURN ..................................................................................    (6.60)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............................................................      $60
   Ratios to average net assets:
     Net investment income ...............................................................................     1.88% 3,4
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     1.54% 3,4
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) ........................................................................................     1.50% 3,4
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     1.79% 3,4
   Portfolio turnover rate ...............................................................................      122%

---------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Annualized.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
 EUROPEAN EQUITY FUND--                                                                              FOR THE PERIOD
  CLASS B                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                     APRIL 30, 2001 2
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................................   $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................................................................................     0.01
   Net realized and unrealized loss on investments and foreign currencies ................................    (0.68)
                                                                                                             ------
Total from investment operations .........................................................................    (0.67)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ...........................................................................   $ 9.33
                                                                                                             ======
TOTAL INVESTMENT RETURN ..................................................................................    (6.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............................................................      $47
   Ratios to average net assets:
     Net investment income ...............................................................................     0.92% 3,4
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     2.29% 3,4
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) ........................................................................................     2.25% 3,4
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     2.54% 3,4
   Portfolio turnover rate ...............................................................................      122%

---------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Annualized.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
 EUROPEAN EQUITY FUND--                                                                              FOR THE PERIOD
  CLASS C                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                     APRIL 30, 2001 2
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................................   $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................................................................................     0.01
   Net realized and unrealized loss on investments and foreign currencies ................................    (0.68)
                                                                                                             ------
Total from investment operations .........................................................................    (0.67)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ...........................................................................   $ 9.33
                                                                                                             ======
TOTAL INVESTMENT RETURN ..................................................................................    (6.70)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............................................................      $46
   Ratios to average net assets:
     Net investment income ...............................................................................     0.92% 3,4
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     2.29% 3,4
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) ........................................................................................     2.25% 3,4
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) ........................................................................................     2.54% 3,4
   Portfolio turnover rate ...............................................................................      122%

---------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Annualized.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT                          FOR THE SIX
 EQUITY FUND--                                MONTHS ENDED
 INSTITUTIONAL CLASS                             APRIL 30,                           FOR THE YEARS ENDED OCTOBER 31,
                                                      2001 1           2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...........................  $21.50           $18.10     $12.02     $11.62     $11.88     $10.95
                                                    ------           ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...........................    0.03            (0.85)     (0.09)      0.12       0.16       0.11
   Net realized and unrealized gain on
     investments and foreign currencies ..........   (2.02)            4.57       6.91       0.90       0.28       1.25
                                                    ------           ------     ------     ------     ------     ------
Total from investment operations .................   (1.99)            3.72       6.82       1.02       0.44       1.36
                                                    ------           ------     ------     ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................      --            (0.04)     (0.07)     (0.23)     (0.15)     (0.43)
   Realized capital gain from investment
     transactions ................................   (1.99)           (0.28)     (0.67)     (0.39)     (0.55)        --
                                                    ------           ------     ------     ------     ------     ------
   Total distributions ...........................   (1.99)           (0.32)     (0.74)     (0.62)     (0.70)     (0.43)
                                                    ------           ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ...................  $17.52           $21.50     $18.10     $12.02     $11.62     $11.88
                                                    ======           ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN ..........................   (9.76)%          20.68%     59.39%      9.28%      3.78%     12.70%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .............................. $67,103          $55,043    $61,577     $5,419     $4,954     $3,423
   Ratios to average net assets:
     Net investment
        (expenses in excess of) income ...........    0.00% 2,3,4     (0.16)%     0.52%      0.92%      0.97%      0.72%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    1.13% 2,4        0.96%        --%        --%        --%        --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ................    1.12% 2,4        0.96%      0.90%      0.90%      0.90%      0.90%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    1.13% 2,4        1.05%      2.21%      2.89%      2.79%      3.59%
   Portfolio turnover rate .......................     114%             233%       239%       127%        55%        39%

------------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 Less than 0.01%.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND--
  INVESTMENT CLASS                                                           FOR THE SIX         FOR THE YEAR ENDED
                                                                            MONTHS ENDED                OCTOBER 31,
                                                                          APRIL 30, 2001 1                     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................   $21.31                     $18.09
                                                                                  ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ..............................    (0.03)                      0.01
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...................................................    (1.99)                      3.49
                                                                                  ------                     ------
Total from investment operations ..............................................    (2.02)                      3.50
                                                                                  ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................       --                         --
   Realized capital gain from investment transactions .........................    (1.99)                     (0.28)
                                                                                  ------                     ------
   Total distributions ........................................................    (1.99)                     (0.28)
                                                                                  ------                     ------
NET ASSET VALUE, END OF PERIOD ................................................   $17.30                     $21.31
                                                                                  ======                     ======
TOTAL INVESTMENT RETURN .......................................................   (10.01)%                    19.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...................................  $12,369                     $9,430
   Ratios to average net assets:
     Net investment (expenses in excess of) income ............................    (0.22)% 2,3                 0.04%
     Expenses after waivers and/or reimbursements (includes
        interest expense paid by the Fund) ....................................     1.38% 2,3                  1.28%
     Expenses after waivers and/or reimbursements (excludes
        interest expense paid by the Fund) ....................................     1.37% 2,3                  1.28%
     Expenses before waivers and/or reimbursements (includes
        interest expense paid by the Fund) ....................................     1.38% 2,3                  1.28%
   Portfolio turnover rate ....................................................      114%                       233%

-------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
  PREMIER CLASS                                                             FOR THE SIX           FEBRUARY 29, 2000 2
                                                                            MONTHS ENDED                    THROUGH
                                                                          APRIL 30, 2001 1         OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .........................................    $21.48                     $27.67
                                                                                  ------                     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................................................      0.01                       0.07
   Net realized and unrealized loss on investments
     and foreign currencies ..................................................     (1.99)                     (6.26)
                                                                                  ------                     ------
Total from investment operations .............................................     (1.98)                     (6.19)
                                                                                  ------                     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................     (0.12)                        --
   Realized capital gain from investment transactions ........................     (1.99)                        --
                                                                                  ------                     ------
   Total distributions .......................................................     (2.11)                        --
                                                                                  ------                     ------
NET ASSET VALUE, END OF PERIOD ...............................................    $17.39                     $21.48
                                                                                  ======                     ======
TOTAL INVESTMENT RETURN ......................................................     (9.77)%                   (22.37)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..................................  $192,843                   $213,688
   Ratios to average net assets:
     Net investment income ...................................................      0.12% 3,4                  0.56%
     Expenses after waivers and/or reimbursements (includes
        interest expense paid by the Fund) ...................................      0.91% 3,4                  0.90%
     Expenses after waivers and/or reimbursements (excludes
        interest expense paid by the Fund) ...................................      0.90% 3,4                  0.90%
     Expenses before waivers and/or reimbursements (includes
        interest expense paid by the Fund) ...................................      1.14% 3,4                  1.15%
   Portfolio turnover rate ...................................................       114%                       233%

---------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
  CLASS A                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                     APRIL 30, 2001 2
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................................  $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..................................................................................    0.01
   Net realized and unrealized loss on investments and foreign currencies .................................   (0.11)
                                                                                                             ------
Total from investment operations ..........................................................................   (0.10)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ............................................................................  $ 9.90
                                                                                                             ======
TOTAL INVESTMENT RETURN ...................................................................................   (1.00)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...............................................................     $50
   Ratios to average net assets:
     Net investment income ................................................................................    0.71% 3,4
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    1.29% 3,4
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) .........................................................................................    1.28% 3,4
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    1.29% 3,4
   Portfolio turnover rate ................................................................................     114%

------------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Annualized.
4 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
  CLASS B                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                     APRIL 30, 2001 2
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................................  $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...........................................................................   (0.00) 3
   Net realized and unrealized loss on investments and foreign currencies .................................   (0.12)
                                                                                                             ------
Total from investment operations ..........................................................................   (0.12)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ............................................................................  $ 9.88
                                                                                                             ======
TOTAL INVESTMENT RETURN ...................................................................................   (1.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...............................................................     $49
   Ratios to average net assets:
     Expenses in excess of income .........................................................................   (0.03)% 4,5
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    2.04% 4,5
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) .........................................................................................    2.03% 4,5
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    2.04% 4,5
   Portfolio turnover rate ................................................................................     114%

-----------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Less than $(0.01) per share.
4 Annualized.
5 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SELECT EQUITY FUND--                                                                  FOR THE PERIOD
  CLASS C                                                                                         FEBRUARY 28, 2001 1
                                                                                                            THROUGH
                                                                                                     APRIL 30, 2001 2
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......................................................................  $10.00
                                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...........................................................................   (0.00) 3
   Net realized and unrealized loss on investments and foreign currencies .................................   (0.12)
                                                                                                             ------
Total from investment operations ..........................................................................   (0.12)
                                                                                                             ------
NET ASSET VALUE, END OF PERIOD ............................................................................  $ 9.88
                                                                                                             ======
TOTAL INVESTMENT RETURN ...................................................................................   (1.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ...............................................................     $49
   Ratios to average net assets:
     Expenses in excess of income .........................................................................   (0.03)% 4,5
     Expenses after waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    2.04% 4,5
     Expenses after waivers and/or reimbursements (excludes interest expense paid by
        the Fund) .........................................................................................    2.03% 4,5
     Expenses before waivers and/or reimbursements (includes interest expense paid by
        the Fund) .........................................................................................    2.04% 4,5
   Portfolio turnover rate ................................................................................     114%

-------------------------------------------------------------------------------------------------------------------------
1 Commencement of operations.
2 Unaudited.
3 Less than $(0.01) per share.
4 Annualized.
5 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL                         FOR THE SIX
 SMALL CAP EQUITY FUND--               MONTHS ENDED
 INSTITUTIONAL CLASS                      APRIL 30,                                    FOR THE YEARS ENDED OCTOBER 31,
                                               2001 1         2000         1999          1998          1997       1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ....................  $11.95         $12.27        $ 8.86       $ 8.81        $ 9.96     $ 9.40
                                             ------         ------        ------       ------        ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ....................   (0.03)          0.02          0.03         0.08          0.10       0.03
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................   (1.62)          1.03          3.38         0.07         (1.12)      0.57
                                             ------         ------        ------       ------        ------     ------
Total from investment operations ..........   (1.65)          1.05          3.41         0.15         (1.02)      0.60
                                             ------         ------        ------       ------        ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................   (0.25)         (0.25)           --        (0.10)        (0.13)     (0.04)
   Realized capital gain from
     investment transactions ..............   (1.28)         (1.12)           --           --            --         --
                                             ------         ------        ------       ------        ------     ------
Total distributions .......................   (1.53)         (1.37)           --        (0.10)        (0.13)     (0.04)
                                             ------         ------        ------       ------        ------     ------
NET ASSET VALUE, END OF PERIOD ............  $ 8.77         $11.95        $12.27       $ 8.86        $ 8.81     $ 9.96
                                             ======         ======        ======       ======        ======     ======
TOTAL INVESTMENT RETURN ...................  (15.15)%         7.52%        38.49%        1.81%       (10.40)%     6.43%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................... $10,518        $21,276       $10,930      $24,410       $53,395   $106,709
   Ratios to average net assets:
     Net investment income ................   (0.16)% 2,3     0.31%         0.86%        0.43%         0.16%      0.35%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) .................    1.30% 2,3      1.25%           --%          --%           --%        --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) .................    1.25% 2,3      1.25%         1.25%        1.25%         1.25%      1.25%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) .................    3.01% 2,3      2.74%         2.47%        1.49%         1.37%      1.38%
   Portfolio turnover rate ................      60%           129%           86%         106%           59%        47%

-----------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS                       FOR THE SIX
 EQUITY FUND--                         MONTHS ENDED
 INSTITUTIONAL CLASS                      APRIL 30,                                    FOR THE YEARS ENDED OCTOBER 31,
                                               2001 1         2000         1999          1998          1997       1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................  $  6.24         $ 6.84        $ 4.92       $ 7.69        $ 8.80     $ 8.11
                                            -------         ------        ------       ------        ------     ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment (expenses in
     excess of) income ...................     0.04           0.01          0.03         0.03         (0.03)      0.06
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ..................    (0.58)         (0.58)         1.89        (2.42)        (0.85)      0.75
                                            -------         ------        ------       ------        ------     ------
Total from investment
   operations ............................    (0.54)         (0.57)         1.92        (2.39)        (0.88)      0.81
                                            -------         ------        ------       ------        ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................       --          (0.03)           --           --         (0.01)     (0.03)
   Realized capital gain from
     investment transactions .............    (0.32)            --            --        (0.38)        (0.22)     (0.09)
                                            -------         ------        ------       ------        ------     ------
Total distributions ......................    (0.32)         (0.03)           --        (0.38)        (0.23)     (0.12)
                                            -------         ------        ------       ------        ------     ------
NET ASSET VALUE,
   END OF PERIOD .........................  $  5.38         $ 6.24        $ 6.84       $ 4.92        $ 7.69     $ 8.80
                                            =======         ======        ======       ======        ======     ======
TOTAL INVESTMENT RETURN ..................    (8.81)%        (8.45)%       39.02%      (32.66)%      (10.31)%    10.02%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...................... $127,344       $133,360      $163,886      $46,080       $94,101    $88,279
   Ratios to average net assets:
     Net investment income ...............     1.51% 2,3      0.16%         0.63%        0.90%         0.68%      0.63%
     Expenses after waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ................     1.29% 2,3      1.27%           --%          --%           --%        --%
     Expenses after waivers
        and/or reimbursements
        (excludes interest expense
        paid by the Fund) ................     1.25% 2,3      1.25%         1.25%        1.25%         1.25%      1.25%
     Expenses before waivers
        and/or reimbursements
        (includes interest expense
        paid by the Fund) ................     1.97% 2,3      1.76%         1.90%        1.52%         1.44%      1.52%
   Portfolio turnover rate ...............       42%            58%           70%          85%           94%        69%

-----------------------------------------------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 This ratio excludes a one-time waiver by custodian.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES

A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios. The accompanying financial statements and notes thereto relate to European Equity Fund, International Select Equity Fund, International Small Cap Equity Fund and Emerging Markets Equity Fund, each a 'Fund' or collectively the 'Funds'). The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. The Funds began operations on the following dates:

                                                                 Commencement of
Fund                                                                  Operations
-----                                                            ---------------
European Equity Fund                                           September 3, 1996
International Select Equity Fund                                  March 15, 1995
International Small Cap Equity Fund                              January 3, 1994
Emerging Markets Equity Fund                                    February 1, 1994

European Equity Fund and International Select Equity Fund launched Class A, B and C Shares on February 28, 2001.

B. VALUATION OF SECURITIES
Investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when a Fund's assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Funds may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

F. FOREIGN CURRENCY TRANSLATION
The books and records of the Funds are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Funds' investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.

H. OPTION CONTRACTS
Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund realizes a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise is increased by the premium originally paid.

I. FUTURES CONTRACTS
Each Fund may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. Each Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.

J. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The Funds accrue such taxes when the related income is or gains are earned.

The European Equity Fund has a capital loss carryover of $3,397,901 expiring October 31, 2008.

K. CASH
Deposits held at Brown Brothers Harriman ('BBH'), the Funds' custodian, in a variable rate account are classified

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

as cash. At April 30, 2001 the interest rate was 4.07%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

L. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or fund are allocated among the funds in the Trust or the classes in the fund, respectively.

M. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
Under the advisory agreement with the Trust, Deutsche Asset Management, Inc. ('DeAM, Inc.') serves as the Investment Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ('DeAMIS') (each the 'Advisor' or collectively the 'Advisors') serves as the Advisor for the International Select Equity Fund, the International Small Cap Fund and the Emerging Markets Equity Fund. Under the agreement, the Advisors receive on a monthly basis, a fee at an annual rate based on the average daily net assets of each fund for which they serve as the Advisor as follows:

                                                 Annual
Fund                                               Fees
----                                              -----
European Equity Fund                              0.70%
International Select Equity Fund                  0.70%
International Small Cap Equity Fund               1.00%
Emerging Markets Equity Fund                      1.00%

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ('DeAM, Inc.' or the 'Administrator'), an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund of 0.30%.

The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly-owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. As of March 22, 2001, ICCC also served as the accounting agent to the European Equity Fund.

The Advisors and Administrator have contractually agreed to reduce their fees and reimburse the expenses of each Fund through February 28, 2002 to the extent necessary to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                        Institutional      Investment         Premier
Fund                            Class           Class           Class         Class A         Class B        Class C
----                    -------------      ----------         -------         -------         -------        -------
European Equity Fund            1.25%           1.50%              --           1.50%           2.25%          2.25%
International Select
   Equity Fund                  1.25%           1.50%            .90%           1.50%           2.25%          2.25%
International Small Cap
   Equity Fund                  1.25%              --              --              --              --             --
Emerging Markets
   Equity Fund                  1.25%              --              --              --              --             --

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Certain officers of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Trust for serving in this capacity.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class, Class B and Class C average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

The Trust funds participate in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. During the six months ended April 30, 2001, the participating funds incurred commitment fees under the agreement which have been allocated to the participating funds based on their relative net assets. The following is a summary of borrowings made during the six months ended April 30, 2001:

                                    Weighted                Weighted
                      Maximum        Average                 Average
                       Amount        Balance    Interest    Interest
Fund                 Borrowed    Outstanding        Paid        Rate
----                 --------    -----------    --------    ---------
European Equity
  Fund             $3,701,000     $1,117,242     $ 6,428        6.36%
International
  Select Equity
  Fund              7,970,000      3,844,684      13,850        6.92%
International
  Small Cap
  Equity Fund       1,769,950        964,712       3,784        6.82%
Emerging
  Markets
  Equity Fund       6,000,000      1,847,000      24,348        7.18%


NOTE 3--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 2001, were as follows:


Fund                                Purchases           Sales
----                                ---------           -----
European Equity Fund              $85,404,937     $91,082,979
International Select
  Equity Fund                     314,818,248     285,880,133
International Small Cap
  Equity Fund                       8,935,947      17,255,733
Emerging Markets Equity
  Fund                             55,427,933      50,862,389

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for all investments were as follows on April 30, 2001:


                                    Tax       Unrealized       Unrealized
Fund                               Cost     Appreciation     Depreciation
----                               ----     ------------     ------------
European
  Equity Fund               $58,821,716       $3,192,077       $2,655,133
International Select
  Equity Fund               267,358,210        9,761,202       17,284,994
International Small
  Cap Equity Fund            10,364,508          534,233        1,340,716
Emerging Markets
  Equity Fund               137,600,350        5,925,961       23,587,851

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4--CAPITAL SHARE TRANSACTIONS
At April 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares during the period were as follows:

                                                                                                     European Equity Fund
             ------------------------------------------------------------------------------------------------------------
                                        Institutional Class Shares                                Investment Class Shares
             -----------------------------------------------------  -----------------------------------------------------
                              For the                      For the                    For the                     For the
                     Six Months Ended                   Year Ended           Six Months Ended                  Year Ended
                     April 30, 2001 1             October 31, 2000           April 30, 2001 1            October 31, 2000
             ------------------------   --------------------------  -------------------------   -------------------------
                 Shares        Amount       Shares          Amount      Shares         Amount       Shares         Amount
             ----------  ------------   ----------   -------------  ----------   ------------   ----------   ------------
Sold          2,796,860  $ 76,064,118    6,566,874   $ 194,147,515   1,848,398   $ 47,540,694    2,452,301   $ 70,287,444
Reinvested       18,556       521,428        4,273         117,898      14,362        384,032           --             --
Redeemed     (3,049,454)  (82,254,049)  (4,868,568)   (142,972,765) (2,027,595)   (52,230,258)  (1,355,412)   (38,243,526)
             ----------  ------------   ----------   -------------  ----------   ------------   ----------   ------------
Net increase
   (decrease)  (234,038) $ (5,668,503)   1,702,579   $  51,292,648    (164,835)  $ (4,305,532)   1,096,889   $ 32,043,918
             ==========  ============   ==========   =============  ==========   ============   ==========   ============


                                                                         European Equity Fund
             --------------------------------------------------------------------------------
                       Class A Shares               Class B Shares             Class C Shares
             ------------------------   --------------------------  -------------------------
                       For the Period               For the Period             For the Period
                  February 28, 2001 2          February 28, 2001 2        February 28, 2001 2
                              through                      through                    through
                     April 30, 2001 1             April 30, 2001 1           April 30, 2001 1
             ------------------------   --------------------------  -------------------------
                 Shares        Amount       Shares          Amount      Shares         Amount
             ----------   -----------   ----------     -----------  ----------    -----------
Sold              6,443       $63,305        5,000        $ 50,000       5,000       $ 50,000
Reinvested           --            --           --              --          --             --
Redeemed             --            --           --              --          --             --
                  -----       -------        -----        --------       -----       --------
Net increase      6,443       $63,305        5,000        $ 50,000       5,000       $ 50,000
                  =====       =======        =====        ========       =====       ========

---------------------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                                                                         International Select Equity Fund
             ------------------------------------------------------------------------------------------------------------
                                        Institutional Class Shares                                Investment Class Shares
             -----------------------------------------------------  -----------------------------------------------------
                               For the                     For the                    For the                     For the
                      Six Months Ended                  Year Ended           Six Months Ended                  Year Ended
                      April 30, 2001 1            October 31, 2000           April 30, 2001 1            October 31, 2000
             -------------------------  --------------------------  -------------------------   -------------------------
                  Shares        Amount       Shares         Amount      Shares         Amount       Shares         Amount
             -----------  ------------  -----------  -------------  ----------   ------------   ----------   ------------
Sold          13,938,389  $255,250,995   14,288,831  $ 333,177,375   2,569,849   $ 45,319,646    1,792,947   $ 46,635,620
Reinvested       176,484     3,270,251      110,157      2,468,314      61,781      1,133,675           11            242
Redeemed     (12,844,198) (238,212,182) (15,241,592)  (388,389,818) (2,359,033)   (42,159,620)  (1,351,067)   (32,824,485)
             -----------  ------------  -----------  -------------  ----------   ------------   ----------   ------------
Net increase
   (decrease)  1,270,675  $ 20,309,064     (842,604) $ (52,744,129)    272,597   $  4,293,701      441,891   $ 13,811,377
             ===========  ============  ===========  =============  ==========   ============   ==========   ============

                                  International Select Equity Fund
             -----------------------------------------------------
                                              Premier Class Shares
             -----------------------------------------------------
                               For the                     For the
                      Six Months Ended                  Year Ended
                      April 30, 2001 1            October 31, 2000
             -------------------------    ------------------------
                  Shares        Amount       Shares         Amount
             -----------   -----------    ---------   ------------
Sold               2,907   $    58,899    9,946,734   $261,971,387
Reinvested     1,139,194    21,064,883           --             --
Redeemed            (217)       (4,028)          --             --
             -----------   -----------    ---------   ------------
Net increase   1,141,884   $21,119,754    9,946,734   $261,971,387
             ===========   ===========    =========   ============

                                                             International Select Equity Fund
             --------------------------------------------------------------------------------
                       Class A Shares               Class B Shares             Class C Shares
             ------------------------   --------------------------  -------------------------
                       For the Period               For the Period             For the Period
                  February 28, 2001 2          February 28, 2001 2        February 28, 2001 2
                              through                      through                    through
                     April 30, 2001 1             April 30, 2001 1           April 30, 2001 1
             ------------------------   --------------------------  -------------------------
                 Shares        Amount       Shares          Amount      Shares         Amount
             ----------   -----------   ----------     -----------  ----------    -----------
Sold              5,000       $50,000        5,000         $50,000       5,000        $50,000
Reinvested           --            --           --              --          --             --
Redeemed             --            --           --              --          --             --
                  -----       -------        -----         -------       -----        -------
Net increase      5,000       $50,000        5,000         $50,000       5,000        $50,000
                  =====       =======        =====         =======       =====        =======

---------------------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

                               International Small Cap Equity Fund
             -----------------------------------------------------
                              For the                      For the
                     Six Months Ended                   Year Ended
                     April 30, 2001 1             October 31, 2000
             ------------------------   --------------------------
                 Shares        Amount       Shares          Amount
             ----------  ------------   ----------    ------------
Sold          4,666,448  $ 43,832,538    3,616,277    $ 54,937,399
Reinvested      265,343     2,654,751       99,672       1,333,010
Redeemed     (5,513,702)  (52,521,854)  (2,825,766)    (42,403,412)
             ----------  ------------   ----------    ------------
Net increase
   (decrease)  (581,911) $ (6,034,565)     890,183    $ 13,866,997
             ==========  ============   ==========    ============

                                       Emerging Markets Equity Fund
             ------------------------------------------------------
                               For the                      For the
                      Six Months Ended                   Year Ended
                      April 30, 2001 1             October 31, 2000
             -------------------------   --------------------------
                  Shares        Amount       Shares          Amount
             -----------  ------------   ----------   -------------
Sold          18,511,414  $102,531,080   10,674,820   $  82,381,420
Reinvested     1,138,060     6,316,237       85,482         718,906
Redeemed     (17,341,766)  (98,108,128) (13,328,270)   (108,960,266)
             -----------  ------------   ----------   -------------
Net increase
   (decrease)  2,307,708  $ 10,739,189   (2,567,968)  $ (25,859,940)
             ===========  ============   ==========   =============
--------------------------------------------------------------------------------
1 Unaudited.


NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
On April 30, 2001, the European Equity Fund had the following open forward foreign currency contracts outstanding:

                                                                                                        Unrealized
                                                                                                      Appreciation
                                                                                       Contract     (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Swiss Franc       82,000        US Dollar    $  47,689         05/02/01             $   47,267             $   422
Danish Krone     695,000        US Dollar       83,233         05/01/01                 82,558                 675
Euro           2,000,000        US Dollar    1,786,600         05/02/01              1,773,096              13,504
Euro              75,000        US Dollar       66,562         05/04/01                 66,491                  71
British Pound    210,000        US Dollar      301,287         05/01/01                300,472                 815
Norwegian Krone  602,000        US Dollar       66,110         05/02/01                 66,056                  54
Swedish Krona    725,000        US Dollar       71,114         05/02/01                 70,587                 527
------------------------------------------------------------------------------------------------------------------
                                                                                         Total             $16,068
------------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------------
British Pound     90,000        US Dollar   $  128,790         05/02/01            $   128,774                $(16)
Swedish Krona    858,000        US Dollar       83,728         05/03/01                 83,536                (192)
------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases             $  (208)
------------------------------------------------------------------------------------------------------------------
                                                             Total Net Unrealized Appreciation             $15,860
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 6--CALL AND PUT OPTIONS
Call and Put Options written and related premiums received during the period, for the European Equity Fund, were as follows:

                                                              Calls--Actual                          Puts--Actual
-----------------------------------------------------------------------------------------------------------------
                                           Contracts              Premiums           Contracts           Premiums
-----------------------------------------------------------------------------------------------------------------

Options outstanding, October 31, 2000             38               562,500               3,400             54,230
Options written                                7,750                33,737               6,950             37,575
Options closed                                    --                    --                  --                 --
Options expired                               (7,788)             (596,237)            (10,350)           (91,805)
Options exercised                                 --                    --                  --                 --
-----------------------------------------------------------------------------------------------------------------
Options outstanding, April 30, 2001               --                    --                  --                 --
-----------------------------------------------------------------------------------------------------------------

NOTE 7--CONCENTRATION OF RISKS
Each Fund invest in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

NOTE 8--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of April 30, 2001, there were one and one shareholders, respectively, who held 96% and 59% of the shares outstanding of the International Small Cap Fund and Emerging Markets Equity Fund, respectively.

NOTE 9--SUBSEQUENT EVENTS
As of May 15, 2001, ICCC serves as the accounting agent for the International Select Equity Fund.

On May 24, 2001, the Board of Trustees approved a change in the Trusts' Administrator from DeAM, Inc. to ICCC. The effective date of this change has not yet been determined.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                            DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                            PO BOX 219210
                            KANSAS CITY, MO 64121-9210
or call toll-free:          1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


European Equity Fund
Institutional Class                                         CUSIP #61735K307
Investment Class                                                   61735K679
Class A Shares                                                     61735K521
Class B Shares                                                     61735K513
Class C Shares                                                     61735K497

International Select Equity Fund
Institutional Class                                                61735K604
Investment Class                                                   61735K695
Premier Class                                                      61735K570
Class A Shares                                                     61735K489
Class B Shares                                                     61735K471
Class C Shares                                                     61735K463

International Small Cap Equity Fund
Institutional                                                      61735K406

Emerging Markets Equity Fund
Institutional                                                      61735K109
                                                             INTLEQSA (6/01)
Distributed by:
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